For further information: Michele Lopiccolo, VP, Investor Relations Phone 601/339-2816, Fax 601/339-2388 mlopicc@entergy.com

INVESTOR NEWS

Exhibit 99.1

November 1, 2005

ENTERGY REPORTS THIRD QUARTER EARNINGS

CLINTON, MISS - Entergy Corporation reported third quarter 2005 earnings of $1.65 per share on as-reported and operational bases, as shown in Table 1 below. A more detailed discussion of quarterly results begins on page 2 of this release.

Table 1: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures
Third Quarter and Year-to-Date 2005 vs. 2004
(Per share in U.S. $)
	Third Quarter			Year-to-Date
	2005	2004	Change	2005	2004	Change
As-Reported Earnings	1.65	1.22	0.43	3.75	3.24	0.51
Less Special Items	-	(0.17)	0.17	-	(0.05)	0.05
Operational Earnings	1.65	1.39	0.26	3.75	3.29	0.46
Weather Impact	0.06	(0.10)	0.16	0.05	(0.11)	0.16

Operational Earnings Highlights for Third Quarter 2005

  Utility, Parent & Other was negatively affected by two hurricanes but showed increased results due to higher weather-driven revenues, decreased operation and maintenance expense and accretion.
  Entergy Nuclear results increased as the result of higher generation due to uprates and fewer planned and unplanned outages during the current quarter, and lower operation and maintenance expense and accretion.
  Entergy-s non-nuclear wholesale assets business had lower results due to reduced revenues and higher operation and maintenance expense.

"The two most significant natural disasters ever experienced at Entergy in Hurricanes Katrina and Rita tested the skill, the will and the courage of our employees and certainly the patience and understanding of our customers," said J. Wayne Leonard, Entergy-s chief executive officer. "Entergy has responded to the challenges posed by these unprecedented times and we are committed to continuing to provide a high level of service to our customers, to maintain a financially sound company and to deliver top quartile returns to our shareholders."

Entergy also announced today a new financing plan to source from $2.5 to $3.0 billion through a combination of debt and equity linked securities. The plan, which will be implemented over the next several months, will include 1) increasing the capacity on Entergy Corporation-s credit revolver by up to $1.5 billion; 2) issuing $0.5 to $1.0 billion of equity linked securities; 3) issuing up to $0.5 billion of new debt at various utility operating companies; and 4) providing funding in the amount of $300 million from the parent company to Entergy Gulf States, Inc. This financing plan is designed to provide adequate liquidity to Entergy and its subsidiaries while storm restoration cost recovery is pursued from a combination of insurance providers, federal and state legislation, and jurisdictional regulatory proceedings.

Entergy will host a teleconference to discuss this release at 10:00 a.m. CST on Tuesday, November 1, 2005, with access by telephone, 719-457-2649, confirmation code 970768. The call and presentation slides can also be accessed via Entergy-s web site at www.entergy.com/webcasts. A replay of the teleconference will be available for the following fourteen days by dialing 719-457-0820, confirmation code 970768. The replay will also be available on Entergy-s web site at www.entergy.com/webcasts.

Table of Contents Page

Consolidated Results	2
Utility, Parent & Other Results	3
Competitive Businesses Results	4
Entergy Nuclear	5
Energy Commodity Services	6
Forward-Looking Financial Data and Aspirations	6
Appendices
A. Entergy New Orleans, Inc. Bankruptcy Petition	7
B. Variance Analysis and Special Items	8
C. Regulatory Summary	10
D. Earnings Sensitivities	12
E. Financial Performance Measures and Historical Performance Measures	13
F. Financing Authority and Debt Maturities	14
G. Storm Outage Costs and Restoration Status	15
H. Definitions	16
I. GAAP to Non-GAAP Reconciliations	18
Financial Statements	29

I. Consolidated Results

Consolidated Earnings

Table 2 provides a comparative summary of consolidated earnings per share for third quarter and year-to-date 2005 versus 2004, including a reconciliation of GAAP as-reported earnings to non-GAAP operational earnings.

Table 2: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures (see appendix H for definitions of certain measures)
Third Quarter and Year-to-Date 2005 vs. 2004
(Per share in U.S. $)
	Third Quarter			Year-to-Date
	2005	2004	Change	2005	2004	Change
As-Reported
Utility, Parent & Other	1.35	1.11	0.24	2.81	2.48	0.33
Entergy Nuclear	0.33	0.28	0.05	0.95	0.84	0.11
Energy Commodity Services
Non-nuclear wholesale assets	(0.03)	0.02	(0.05)	(0.01)	(0.01)	-
Entergy-Koch Trading	-	(0.21)	0.21	-	(0.14)	0.14
Gulf South Pipeline	-	0.02	(0.02)	-	0.07	(0.07)
Total Energy Commodity Services	(0.03)	(0.17)	0.14	(0.01)	(0.08)	0.07
Consolidated As-Reported Earnings	1.65	1.22	0.43	3.75	3.24	0.51

Less Special Items
Utility, Parent & Other	-	-	-	-	-	-
Entergy Nuclear	-	-	-	-	-	-
Energy Commodity Services
Non-nuclear wholesale assets	-	0.02	(0.02)	-	0.02	(0.02)
Entergy-Koch Trading	-	(0.21)	0.21	-	(0.14)	0.14
Gulf South Pipeline	-	0.02	(0.02)	-	0.07	(0.07)
Total Energy Commodity Services	-	(0.17)	0.17	-	(0.05)	0.05
Consolidated Special Items	-	(0.17)	0.17	-	(0.05)	0.05

Operational
Utility, Parent & Other	1.35	1.11	0.24	2.81	2.48	0.33
Entergy Nuclear	0.33	0.28	0.05	0.95	0.84	0.11
Energy Commodity Services
Non-nuclear wholesale assets	(0.03)	-	(0.03)	(0.01)	(0.03)	0.02
Entergy-Koch Trading	-	-	-	-	-	-
Gulf South Pipeline	-	-	-	-	-	-
Total Energy Commodity Services	(0.03)	-	(0.03)	(0.01)	(0.03)	0.02
Consolidated Operational Earnings	1.65	1.39	0.26	3.75	3.29	0.46
Weather Impact	0.06	(0.10)	0.16	0.05	(0.11)	0.16

Detailed earnings variance analysis is included in appendices B-1 and B-2 to this release. In addition, appendix B-3 provides details of special items shown in Table 2 above.

Consolidated Net Cash Flow Provided by Operating Activities

Entergy-s net cash flow provided by operating activities in third quarter 2005 was $334 million compared to $768 million generated in third quarter 2004. The decrease was due to:

  Effects of two hurricanes which served to reduce revenues and generate significant storm restoration costs.
  Changes in the timing and amounts of fuel recovery in the current period compared to one year ago at Utility, Parent & Other.

Table 3 provides the components of net cash flow provided by operating activities contributed by each business with quarter-to-quarter and year-to-date comparisons.

Table 3: Consolidated Net Cash Flow Provided by Operating Activities
Third Quarter and Year-to-Date 2005 vs. 2004
(U.S. $ in millions)
	Third Quarter			Year-to-Date
	2005	2004	Change	2005	2004	Change
Utility, Parent & Other (a)	189	620	(431)	740	1,282	(542)
Entergy Nuclear	159	160	(1)	394	425	(31)
Energy Commodity Services	(14)	(12)	(2)	(27)	(29)	2
Total Net Cash Flow Provided by Operating Activities	334	768	(434)	1,107	1,678	(571)

(a) Third quarter 2004 and year-to-date third quarter 2004 net cash flow from operating activities have been revised to reflect the deconsolidation of Entergy New Orleans, Inc.

II. Utility, Parent & Other Results

In third quarter 2005, Utility, Parent & Other earned $1.35 per share on both as-reported and operational bases compared to $1.11 per share in third quarter 2004. Entergy New Orleans, Inc. (ENOI) results for the quarter are included in Utility, Parent & Other earnings. However, ENOI was de-consolidated for third quarter 2005 reporting purposes as explained in Appendix A of this release. Accordingly, revenue and expense explanations that follow exclude the revenues and expenses of ENOI. Earnings in third quarter 2005, exclusive of ENOI, reflect:

  Storms- impact which reduced overall customer usage and revenues.
  An increase in net revenue due primarily to warmer than normal weather resulting in higher usage in the residential, commercial and governmental sectors.
  Lower operation and maintenance expense due to resources normally dedicated to operation and maintenance tasks being shifted to storm restoration work. In addition, a portion of the proceeds received during third quarter 2005 from a settlement with the Central Interstate Low-Level Radioactive Waste Compact Commission were applied against operation and maintenance expense.
  Accretion from Entergy-s share repurchase program.

ENOI results for third quarter 2005 contributed $0.03 per share, compared to $0.06 per share one year ago. The decrease, due to outages caused by Hurricane Katrina, reflects $15 million of lower net revenue compared to one year ago while overall fixed costs of ENOI remained essentially unchanged.

Electricity usage excluding ENOI, in gigawatt-hour sales by customer segment, is included in Table 4 below. Current quarter sales reflect the following:

  Residential sales in third quarter 2005, on a weather-adjusted basis, were down nearly 2 percent compared to third quarter 2004.
  Commercial and governmental sales, on a weather-adjusted basis, were down nearly 1 percent.
  Industrial sales, after adjusting for the planned loss of one customer to cogeneration, experienced a decrease of nearly 3 percent in third quarter 2005 compared to the same period a year ago.

Weather-adjusted sales usage was lower in the current period due primarily to customer outages in all customer classes caused by two major hurricanes that made landfall in the Entergy service territory during third quarter 2005.

Table 4 provides a comparative summary of the Utility-s operational performance measures.

Table 4: Utility Operational Performance Measures
Third Quarter and Year-to-Date 2005 vs. 2004 (see appendix H for definitions of measures)
	Third Quarter				Year-to-Date
	2005	2004	% Change	% Weather Adjusted	2005	2004	% Change	% Weather Adjusted
GWh billed
Residential	10,630	9,977	6.5%	-1.7%	24,358	23,747	2.6%	-0.8%
Commercial and governmental	7,725	7,490	3.1%	-0.8%	19,691	19,268	2.2%	0.6%
Industrial	9,736	10,288	-5.4%	-5.4%	28,836	29,449	-2.1%	-2.1%
Total Retail Sales	28,091	27,755	1.2%	-2.8%	72,885	72,464	0.6%	-0.9%
Wholesale	2,227	2,034	9.5%		5,886	6,804	-13.5%
Total Sales	30,318	29,789	1.8%		78,771	79,268	-0.6%
O&M expense	$11.35	$12.94	-12.3%		$14.29	$13.77	3.8%
Number of retail customers
Residential					2,124,132	2,112,819	0.5%
Commercial and governmental					315,186	311,370	1.2%
Industrial					42,205	43,006	-1.9%

Appendix C provides information on selected pending local and federal regulatory cases and potential financial impacts.

III. Competitive Businesses Results

Entergy-s competitive businesses include Entergy Nuclear and Energy Commodity Services. Table 5 provides a summary of Competitive Businesses- capacity and generation sold forward as of the end of the third quarter 2005.

Entergy Nuclear has sold 96%, 91%, and 73% of planned generation at average prices per megawatt-hour of $39, $41 and $42, for the remainder of 2005, 2006 and 2007, respectively. Energy Commodity Services has contracted for 47%, 26% and 23% of its planned energy and capacity revenues at average prices per megawatt-hour of $23, $24 and $28, for the same periods.

Table 5: Competitive Businesses Capacity and Generation Sold Forward
Remainder of 2005 through 2009 (see appendix H for definitions of measures)
	Remainder 2005	2006	2007	2008	2009
Entergy Nuclear (EN)
Energy
Planned TWh of generation	9	35	34	34	35
Percent of EN-s planned generation sold forward (b)
Unit-contingent	36%	34%	32%	25%	18%
Unit-contingent with availability guarantees	55%	53%	39%	25%	5%
Firm liquidated damages (LD)	5%	4%	2%	0%	0%
Total	96%	91%	73%	50%	23%
Average contract price per MWh	$39	$41	$42	$45	$47

Capacity
Planned net MW in operation	4,105	4,184	4,200	4,200	4,200
Percent of EN's capacity sold forward
Bundled capacity and energy contracts	13%	13%	13%	13%	13%
Capacity contracts	75%	73%	38%	27%	16%
Total	88%	86%	51%	40%	29%
Average capacity contract price per kW per month	$1.1	$1.0	$1.1	$1.1	$1.1

Blended Capacity and Energy Recap (based on revenues)
Percent of EN's planned energy and capacity sold forward	87%	82%	59%	38%	17%
Average contract revenue per MWh	$40	$42	$43	$46	$48

Energy Commodity Services (ECS)
Capacity
Net MW in operation	1,578	1,578	1,578	1,578	1,578
Percent of ECS's capacity sold forward	44%	33%	29%	29%	19%

Energy
Planned TWh of generation	1	4	4	4	4
Percent of ECS-s planned generation sold forward
Unit-contingent	9%	6%	6%	6%	5%
Unit-contingent with availability guarantees	61%	42%	32%	34%	27%
Firm liquidated damages (LD)	0%	0%	0%	0%	0%
Total	70%	48%	38%	40%	32%

Blended Capacity and Energy Recap (based on revenues)
Percent of ECS's planned energy and capacity sold forward	47%	26%	23%	27%	17%
Average contract revenue per MWh	$23	$24	$28	$28	$21

(b) A portion of EN-s total planned generation sold forward for the years 2005-2009 is associated with the Vermont Yankee contract for which pricing may be adjusted.

Entergy Nuclear

Entergy Nuclear (EN) earned $0.33 per share on both as-reported and operational bases in third quarter 2005, compared to $0.28 in third quarter 2004. In third quarter 2005 EN had higher generation resulting from uprates, no planned outage time and fewer unplanned outages compared to third quarter 2004. In addition, operation and maintenance expense decreased quarter to quarter due to lower refueling outage amortization expense. Also, accretion impacted EN-s earnings during the current period.

Other EN highlights included:

  Capacity factor for the fleet was 95% for third quarter 2005 reflecting fewer unplanned outages and no planned outage time. There were six planned refueling outage days at the FitzPatrick unit in third quarter 2004.
  Average production costs decreased due primarily to higher generation resulting from uprates, no planned outage time and fewer unplanned outages.

Table 6 provides a comparative summary of EN-s operational performance measures.
Table 6: Entergy Nuclear Operational Performance Measures
Third Quarter and Year-to-Date 2005 vs. 2004 (see appendix H for definitions of measures)
	Third Quarter			Year-to-Date
	2005	2004	% Change	2005	2004	% Change
Net MW in operation	4,105	4,001	3%	4,105	4,001	3%
Average realized price per MWh	$42.58	$43.38	-2%	$42.26	$41.43	2%
Production cost per MWh	$20.14	$21.68	-7%	$19.36	$19.52	-1%
Generation in GWh	8,474	8,075	5%	24,896	24,957	0%
Capacity factor	95%	92%	3%	93%	95%	-2%
Refueling outage days:
FitzPatrick (c)	-	6		-	6
Vermont Yankee	-	-		-	30
Indian Point 3	-	-		27	-
Pilgrim	-	-		25	-

(c) The planned refueling outage at FitzPatrick began in September 2004 and was completed in fourth quarter 2004 in a total of 30 days.

Energy Commodity Services

Third quarter 2005 results for Energy Commodity Services (ECS) include only earnings from Entergy-s non-nuclear wholesale assets business. ECS as-reported results in third quarter 2004 included earnings from both the non-nuclear wholesale assets business and Entergy-Koch, LP (EKLP).

As-reported results for ECS in third quarter 2005 were $(0.03) per share compared to a loss of $(0.17) per share in third quarter 2004. As-reported results in the current period reflect the absence of any results from EKLP, which business incurred a loss of $(0.19) in third quarter 2004. The trading and pipeline businesses of EKLP were sold in late 2004. Operational results for ECS were also a loss of $(0.03) per share in third quarter 2005 compared to no earnings per share on an operational basis one year ago. The loss in the current period reflects reduced revenues and increased operational costs compared to third quarter 2004.

IV. Forward-looking Financial Data and Aspirations

Entergy had noted, in an Investor Release dated September 6, 2005, that it was unable to affirm its previously issued earnings guidance for the year 2005 due to its inability to estimate the revenue and expenditure impact of Hurricane Katrina. As of the date of this release, Entergy continues to be unable to affirm 2005 earnings guidance. The impact of this storm along with Hurricane Rita-s effects have created uncertainties in Entergy-s business which also require the company to eliminate selected financial disclosures on cash available for capital deployment and planned capital expenditures that were previously presented in quarterly earnings releases.

Entergy is currently focused on resolving challenges and uncertainties brought on by the hurricanes. While these activities may affect near-term financial performance, the company-s long-term aspirations remain in tact. Specifically, Entergy aspires to deliver average annual earnings per share growth of 5-6%, to achieve a 9% return on invested capital, and to continue to improve the company-s overall credit quality over the long term. The company-s ability to achieve these aspirations over time will be based upon a combination factors which include but are not limited to intrinsic growth, the recovery of storm related restoration costs, the return of customers and load to portions of the Entergy service territory, and the amount of cash that is available for capital deployment in investments, share repurchases, dividends or debt retirement.

V. Appendices

Nine appendices are presented in this section as follows:

  Appendix A includes information on Entergy New Orleans, Inc.-s filing for protection under Chapter 11 of the U.S. Bankruptcy Code.
  Appendix B includes earnings per share variance analyses and details on special items that relate to the current quarter and year-to-date periods.
  Appendix C provides information on selected pending local and federal regulatory cases, including potential financial impacts.
  Appendix D provides estimates of earnings per share sensitivities related to variables that impact utility and nuclear results.
  Appendix E provides financial metrics for both current and historical periods. In addition, historical financial and operating performance metrics are included for the trailing eight quarters.
  Appendix F provides a summary of Entergy Corporation-s financing authority and that of its operating subsidiaries as well as a summary schedule of debt maturities by business.
  Appendix G provides current storm restoration data for Hurricanes Katrina and Rita.
  Appendix H provides definitions of the operational performance measures and GAAP and non-GAAP financial measures that are used in this release.
  Appendix I provides a reconciliation of GAAP to non-GAAP financial measures used in this release.

Appendix A provides information on the petition filed by Entergy New Orleans, Inc. for protection under Chapter 11 of the U.S. Bankruptcy Code as well as related activities subsequent to the initial filing.
Appendix A: Entergy New Orleans, Inc. Bankruptcy

Bankruptcy Filing

To protect its customers and ensure continued progress in restoring power and gas service to New Orleans after Hurricane Katrina, on September 23, 2005, Entergy New Orleans, Inc. (ENOI) filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Numerous motions on behalf of various parties involved in this proceeding have been filed with additional motions expected prior to the final hearing date on the bankruptcy petition currently scheduled for December 7, 2005. For more information on documents filed in this proceeding go to www.entergy.com/Investor/financial/enoi.asp

Financing

Simultaneous with the filing on September 23, 2005, ENOI filed a motion with the Court for "debtor-in-possession" (DIP) financing that contemplated Entergy Corporation making loans up to $200 million to ENOI to address ENOI-s current liquidity crisis. The petition also requested that up to $150 million of these loans be approved on an interim basis, with such amount being subsequently amended to be $100 million. These funds were requested to enable ENOI to meet its near-term obligations, including employee wages and benefits, payments under power purchase and gas supply agreements, and its existing efforts to repair and restore the facilities needed to serve its electric and gas customers. On September 26, 2005, the bankruptcy court approved interim DIP financing up to $100 million. On October 11, 2005, ENOI filed a motion in bankruptcy court to increase the interim DIP financing available to $200 million. On October 26, 2005, the bankruptcy court approved ENOI-s request and the DIP financing limit was increased to $200 million. Entergy and ENOI also filed a request with the Securities and Exchange Commission to increase the interim DIP financing to $200 million, with an order expected in early December 2005. The approval by the Court, along with SEC approval, will allow Entergy Corporation to provide additional funding through DIP financing but such funding will be provided by Entergy Corporation at its discretion.

Accounting

Entergy owns 100 percent of the common stock of ENOI and has, subject to the rules and requirements of Chapter 11 of the U.S. Bankruptcy Code, continued to supply operating management to ENOI. However, uncertainties surrounding the nature, timing and specifics of the bankruptcy proceedings have caused Entergy to de-consolidate ENOI for financial reporting purposes beginning in third quarter 2005 with ENOI-s financial results being recorded under the equity method of accounting. Under this methodology, earnings from ENOI are now reflected in Entergy-s income statement as equity in the earnings of unconsolidated affiliates.  Because Entergy owns all of the common stock of ENOI, this change has not impacted the amount of net income Entergy has recorded in the current period or any historical period but has resulted in ENOI-s net income being presented in one line item rather than included in each individual income statement line item presented. In addition, various line items of Entergy-s consolidated balance sheet and cash flow statement have been revised to reflect the impact of de-consolidating ENOI.

Entergy also noted that events related to Hurricanes Katrina and Rita and the bankruptcy proceeding for ENOI noted above, that occur prior to the filing of the third quarter financial statements under Form 10-Q, could result in a subsequent event(s) in accordance with generally accepted accounting principles. This subsequent event(s) might materially change the accounting disclosures and/or the reported income of Entergy and one or more of its operating subsidiaries. Examples of events that might result in subsequent event accounting and disclosure could include a determination as to the permanent loss of certain customers, finalization of insurance proceeds, potential regulatory outcomes and/or other potential adverse events related to ENOI-s filing for bankruptcy protection, among other things.

Appendix B-1 and B-2 provide details of third quarter and year-to-date 2005 vs. 2004 earnings variance analyses for "Utility, Parent & Other," "Competitive Businesses," and "Consolidated."
Appendix B-1: As-Reported Earnings Per Share Variance Analysis
Third Quarter 2005 vs. 2004
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)	Utility,		Competitive
	Parent & Other		Businesses		Consolidated
2004 earnings	1.11		0.11		1.22
Other operation & maintenance expense	0.12	(d)	0.03		0.15
Share repurchase effect	0.11	(e)	0.02		0.13
Other income (deductions)	(0.04)		0.13	(f)	0.09
Net revenue	0.09	(g)	(0.02)		0.07
Depreciation/amortization expense	0.02		0.01		0.03
Nuclear refueling outage expense	-		0.01		0.01
Decommissioning expense	0.01		-		0.01
Income taxes - other	(0.02)		-		(0.02)
Interest expense and other charges	(0.05)	(h)	0.01		(0.04)
2005 earnings	1.35		0.30		1.65

Appendix B-2: As-Reported Earnings Per Share Variance Analysis
Year-to-Date 2005 vs. 2004
(Per share in U.S. $, sorted in consolidated
column, most to least favorable)	Utility,		Competitive
	Parent & Other		Businesses		Consolidated
2004 earnings	2.48		0.76		3.24
Share repurchase effect	0.21	(e)	0.07	(e)	0.28
Net revenue	0.26	(g)	(0.03)		0.23
Income taxes - other	0.04		-		0.04
Other income (deductions)	(0.05)		0.06	(f)	0.01
Nuclear refueling outage expense	(0.01)		0.02		0.01
Decommissioning expense	0.01		-		0.01
Depreciation/amortization expense	(0.01)		0.01		-
Interest expense and other charges	(0.03)		0.02		(0.01)
Preferred dividend requirements	-		(0.01)		(0.01)
Other operation & maintenance expense	(0.06)	(d)	0.04		(0.02)
Taxes other than income taxes	(0.03)		-		(0.03)
2005 earnings	2.81		0.94		3.75

Utility Net Revenue Variance Analysis 2005 vs. 2004 ($ EPS)
Third Quarter		Year-to-Date
Weather	0.15	Weather	0.15
Sales growth/pricing	(0.05)	Sales growth/pricing	(0.04)
Competitive retail	(0.02)	Competitive retail	(0.02)
Other	0.01	Other - primarily unbilled revenue	0.17
Total	0.09	Total	0.26
  Other operation and maintenance expense decreased in third quarter 2005 compared to the same period last year due primarily to resources deployed to storm restoration projects and proceeds received from a settlement, a portion of which offset operation and maintenance expense, associated with low-level radioactive waste services. For the year-to-date period, the increase in operation and maintenance expense was due primarily to higher benefits expense, nuclear expense and fossil outage expense, partially offset by the storm restoration work and settlement proceeds noted above.
  Share repurchase effect reflects the impact of Entergy-s repurchase activity.
  Other income (deductions) increased in third quarter 2005 due primarily to the absence of losses this year from Entergy-Koch, LP, which amounted to $(0.19) in third quarter 2004, the impact of which was partially offset by the absence of an adjustment in third quarter 2004 to the decommissioning liabilities at Entergy Nuclear. For the year-to-date period, the increase also reflects the absence of losses from Entergy-Koch, LP, $(0.07) in 2004.
  Net revenue increased due primarily to higher usage in the residential and commercial and governmental sectors during third quarter 2005 compared to one year ago as a result of warmer than normal weather. A portion of the net revenue increase during the quarter was offset by lower volume as a result of major storms and resulting outages during the period. The year-to-date increase in net revenues is due primarily to warmer than normal weather and higher unbilled revenues compared to one year ago.
  Interest expense and other charges increased due primarily to higher short-term borrowings during third quarter 2005.

  Appendix B-3 lists special items by business with quarter-to-quarter and year-to-date comparisons. Amounts are shown on both earnings per share and net income bases. Special items are those events that are less routine, are related to prior periods, or are related to discontinued businesses. Special items are included in as-reported earnings per share consistent with generally accepted accounting principles (GAAP), but are excluded from operational earnings per share. As a result, operational earnings per share is considered a non-GAAP measure.

Appendix B-3: Special Items (shown as positive / (negative) impact on earnings)
Third Quarter and Year-to-Date 2005 vs. 2004
(Per share in U.S. $)
	Third Quarter			Year-to-Date
	2005	2004	Change	2005	2004	Change
Utility, Parent & Other	-	-	-	-	-	-
Competitive Businesses
Entergy Nuclear	-	-	-	-	-	-
Energy Commodity Services
Reduction in asset sale reserve	-	0.02	(0.02)	-	0.02	(0.02)
Entergy-Koch Trading earnings	-	(0.21)	0.21	-	(0.14)	0.14
Gulf South Pipeline earnings	-	0.02	(0.02)	-	0.07	(0.07)
Total Energy Commodity Services	-	(0.17)	0.17	-	(0.05)	0.05
Total Competitive Businesses	-	(0.17)	0.17	-	(0.05)	0.05
Total Special Items	-	(0.17)	0.17	-	(0.05)	0.05

(U.S. $ in millions)
	2005	2004	Change	2005	2004	Change
Utility, Parent & Other	-	-	-	-	-	-
Competitive Businesses
Entergy Nuclear	-	-	-	-	-	-
Energy Commodity Services
Reduction in asset sale reserve	-	5.6	(5.6)	-	5.6	(5.6)
Entergy-Koch Trading earnings	-	(48.4)	48.4	-	(31.8)	31.8
Gulf South Pipeline earnings	-	3.3	(3.3)	-	14.9	(14.9)
Total Energy Commodity Services	-	(39.5)	39.5	-	(11.4)	11.4
Total Competitive Businesses	-	(39.5)	39.5	-	(11.4)	11.4
Total Special Items	-	(39.5)	39.5	-	(11.4)	11.4

  Appendix C provides a summary of selected regulatory cases and events that are pending.
Appendix C: Regulatory Summary Table
Company/ Proceeding	Authorized ROE	Pending Cases/Events	Potential Operational Earnings Impact
Retail Regulation
Entergy Arkansas	11.00%

  Recent activity: None
  Background: No cases pending. Timing of next filing to be based on completion of steam generator and reactor vessel head replacement at ANO Unit 1 and outcome of compliance filing pursuant to the June 2005 FERC decision in the System Agreement case.

			$0.00 per share in 2005.

Entergy Gulf States - TX	10.95%

  Recent activity: Legislation was enacted in June 2005 that allows EGSI-TX to file for rate relief through riders for transition costs and incremental capacity costs. The legislation also extended to mid 2008 the base rate freeze EGSI-TX has been in since 1999. A filing was made on July 5, 2005 at the Public Utilities Commission of Texas (PUCT) requesting recovery of $23 million of projected incremental purchased power capacity costs for the twelve months ending June 30, 2006. September 1, 2005 was established as the date recovery of incremental purchased power capacity costs could begin. On October 17, 2005 the ALJ granted interim rate relief for recovery of $18 million annually beginning with the first billing cycle in December 2005, subject to refund or surcharge. A filing was made on August 24, 2005 requesting recovery of $189 million in transition costs to be amortized over a 15 year period, with a resultant annual revenue requirement of $25.1 million. The procedural schedule in this case should provide for a final decision by mid-year 2006.
  Background: EGSI-TX has been in a base rate freeze since 1999. In July 2004, the PUCT effectively rejected the company-s proposal to advance to Retail Open Access and as a result, the company filed a rate case in August 2004 which was dismissed by the PUCT in October 2004. The company appealed this dismissal and the appeal is still pending. In response to the PUCT decision, EGSI-TX sought legislative clarity on the timing and path to ROA, as well as an opportunity for rate relief.

			$0.00 per share in 2005 as the original filed case will not be reopened.

Entergy Gulf States - LA	9.90% - 11.40%

  Recent activity: Pursuant to the Louisiana Global Settlement, the first formula rate plan (FRP) filing was made on June 30, 2005 based upon a calendar 2004 test year. For the first year only, prospective rates will be reset to the 10.65% midpoint. The filing indicates that EGSI-LA has no refund liability for 2004 and a prospective rate increase of $23.8 million. A revision to the filing was made on September 27, 2005 reflecting a $37.2 million rate increase based on (1) $21.1 million FRP increase and (2) $16.1 million in Perryville costs. Rates became effective with the first billing cycle of October 2005. Staff initial comments were received October 17, 2005. Final comments are expected by year end.
  Background: On March 23, 2005 the Louisiana Public Service Commission (LPSC) approved a Global Settlement of 12 cases. The settlement terms included $76 million of refunds for EGSI-LA customers, no change in current rates, and the establishment of a FRP with a 10.65% ROE midpoint and a +/- 75 basis point bandwidth. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company.

			2005 impact estimated to be immaterial based on the terms of the Louisiana Global Settlement.

Entergy Louisiana	9.45% - 11.05%

  Recent activity: At its May 18, 2005 meeting, the LPSC approved a modified settlement that established a midpoint ROE of 10.25%, approved a FRP and called for a compliance filing. In July, pursuant to its compliance filing, the company finalized depreciation associated with Waterford 3 life extension accounting resulting in a rate reduction that offset the $6.7 million base rate increase associated with the Perryville acquisition, and effectively reduced rates by approximately $0.8 million overall.
  Background: In January 2004, ELI filed for a $167 million base rate increase based on an ROE of 11.4%. Hearings on the rate case were completed in December 2004 and in March, ELI and the LPSC Staff filed a joint motion for contested settlement. The settlement included, among other things, a FRP with a 10.25% ROE midpoint and a +/- 80 basis point bandwidth with the first filing in 2006 based on a 2005 test year. Earnings outside the bandwidth are allocated 60% to customers and 40% to the company.

			2005 impact estimated to be $0.06 per share based on the terms of the settlement.

Entergy Mississippi	9.10% - 11.90%

  Recent activity: None
  Background: In December 2002, the Mississippi Public Service Commission (MPSC) approved a $48.2 million rate increase which allowed an ROE of 11.75%. The MPSC also approved a formula rate plan which allows the earned return on equity to increase or decrease within a bandwidth without a change in rates. Also, performance incentives can increase or decrease the benchmarked ROE by 100 basis points. If EMI earns above or below the bandwidth range, rates are adjusted on a prospective basis by 50% of any overage or shortfall to the top or bottom of the bandwidth respectively. EMI submitted its 2005 FRP-s Evaluation Report to the MPSC in March 2005. In May, the MPSC approved a joint stipulation which provided for no change in rates based on a performance adjusted ROE of 10.5%.

			2005 and beyond may be impacted by an increase or decrease of $0.02 per share for every 1% change in ROE resulting from performance incentives and/or sharing above or below the allowed range.

Appendix C: Regulatory Summary Table (continued)
Company/ Proceeding	Authorized ROE	Pending Cases/Events	Potential Operational Earnings Impact
Retail Regulation (Continued)
Entergy New Orleans	9.75% - 11.75% (electric) 10.25% - 11.25% (gas)

  Recent activity:    On September 27, 2005, the New Orleans City Council (CCNO) approved an Agreement in Principle authorizing ENOI to implement a $2.5 million electric base rate decrease and no change to gas rates, effective with the first billing cycle in September 2005.  Also, a two year extension of ENOI-s FRP was approved with a ROE mid-point of 10.75%, and a 45% hypothetical equity ratio with electric and gas bandwidths of 100 and 50 basis points, respectively.  The Generation Performance-Based Rate (G-PBR) was decoupled from the electric FRP allowing ENOI to earn up to $4.5 million annually under the G-PBR.  However, the G-PBR has been temporarily suspended due to impacts from Hurricane Katrina.
  Background:  Effective June 2003, the CCNO approved a resolution adopting, among other things, a 2-year prospective FRP for ENOI. In addition, the Electric FRP allowed for sharing of fuel and purchased power savings through a G-PBR plan.  On April 29, 2005, ENOI filed its annual electric and gas FRP updates for the year ending December 31, 2004 which reflected a small decrease in electric rates and a $3.9 million gas rate increase.

Wholesale Regulation (FERC)
System Energy Resources, Inc.	10.94%	Recent activity: None Background: ROE approved by July 2001 FERC order. No cases pending.	$0.00 per share.

System Agreement	NA

  Recent activity: On June 1, 2005, the FERC issued its decision which stated that rough production cost equalization did not exist in the Entergy system. The FERC established a bandwidth of +/- 11 % to reallocate production costs and ordered that this approach be applied prospectively. Based on the FERC-s ruling, actual production costs in 2006 will be reviewed with any potential for the reallocation between operating companies coming in 2007. A number of parties have filed rehearing requests with FERC and a final decision is not expected until sometime around year-end 2005.
  Background:   The system agreement case addresses reallocation of production costs among the utility operating subsidiaries. The FERC administrative law judge (ALJ) issued an initial decision in February 2004 concluding that rough production cost equalization no longer exists on the Entergy system and recommended a bandwidth of +/- 7.5 % be applied to reallocate production costs, with a +/- 5 % bandwidth applied on a three year rolling average basis. Entergy opposed the bandwidth approach and certain other findings of the ALJ.

$0.00 per share regardless of outcome; the outcome of the case will only impact the allocation of costs among the operating companies; these costs are passed through to customers.

Affiliate Transactions	NA

  Recent activity: The ALJ issued an initial decision on June 30, 2005 approving all of the eight contracts reviewed, with a finding that 19 MW of one contract should be repriced. Briefs on exceptions have been filed by all parties, and a final FERC decision is not expected until early 2006.
  Background:   Eight purchase power agreements from Entergy affiliates for supplies of power to ELI and ENOI were submitted for review by FERC. Certain of the contracts became effective in June 2003, subject to refund. The process used to award the contracts was challenged by various parties.

$0.00 per share regardless of outcome given that costs associated with affiliate PPAs will be recovered in retail rates

Independent Coordinator of Transmission (ICT)	NA

  Recent activity: On May 27, 2005, Entergy submitted a 205 filing to FERC as its formal application for the ICT. A final FERC order authorizing the implementation of the ICT could come during fourth quarter 2005, with earliest effective date for operation of new structure in 2006.
  Background: Entergy filed for FERC approval of its alternative transmission structure in April 2004. Entergy made a filing with FERC that included independent transmission oversight for various activities and included a request to implement a more efficient expansion pricing policy. In January 2005, Entergy filed for a petition for a Declaratory Order from FERC and included certain enhancements to its original ICT filing. In March 2005, FERC issued a Declaratory Order supporting Entergy-s ICT proposal with modifications.

$0.00 per share in direct impact. If rejected, Entergy could possibly be directed to renew its pursuit of an RTO which likewise would not be expected to have an immediate earnings impact.

Market-Based Rate Authority	NA

  Recent activity: On June 30, 2005, FERC issued an order setting for hearing the question of whether Entergy has market power. On July 22, 2005, Entergy notified the FERC that it continues to believe it does not have market power but would cease charging market-based rates within its control area with the agreement that it could file for market-based rate authority in the future if appropriate. Entergy will file its cost-based rate tariffs on or about November 1, 2005 with the filing including three pricing structures for next day sales, sales of less than one year, and sales that exceed one year.
  Background: Pursuant to orders issued in April and July 2004, FERC established new interim generation market power screens. Entergy subsequently filed its generation market power analysis indicating that it passed one of the two new interim screens. Entergy also filed delivered price test analysis that indicates Entergy does not have market power in any wholesale market when Entergy-s native load obligations are reflected. In December 2004, FERC initiated a 206 proceeding to investigate a presumption of market power for Entergy.

No material impact on Entergy-s results.

  Appendix D provides estimates of the impact to operational earnings resulting from changes in various revenue and expense variables. These estimates are intended to be indicative rather than precise guidance, and are based upon changes in variables which would result in increases to earnings per share. Equivalent decreases in earnings per share are estimated to result from variable changes in the opposite direction.
Appendix D: Earnings and Other Sensitivities

Variable	Description of Change	Estimated Impact
(Per share in U.S. $)
		Earnings (i)
Utility
Sales growth Residential Commercial/Governmental Industrial Total	1% increase in Residential MWh sold 1% increase in Comm/Govt MWh sold 1% increase in Industrial MWh sold 1% increase in Total MWh sold	0.04 0.03 0.03 0.10
Extended outage customers returned to service	10,000 extended outage customers returned to service	0.04
Rate base	$100 million increase in rate base	0.02
Return on equity	1% increase in allowed ROE	0.22
Entergy Nuclear
Capacity factor	1% increase in capacity factor	0.03
Gas price 2005 - 96% EN output sold forward 2006 - 91% EN output sold forward 2007 - 73% EN output sold forward	$1/MMBtu increase in gas price assuming market conversion based on 9,000 heat rate	0.03 0.08 0.22
Operation and maintenance expense	$1 decrease per MWh	0.09
Outage (lost revenue only)	1000 MW plant for 10 days at market price of $40/MWh	0.02
Power uprate	100 MW at $800/kW capital investment and market price of $40/MWh	0.06

  Based on 2004 average fully diluted shares of approximately 230 million.

Appendix E-1 provides comparative financial performance measures for the current quarter. Appendix E-2 provides historical financial performance measures and operating performance metrics for the trailing eight quarters. Financial performance measures in both tables include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures.

As-reported measures are computed in accordance with GAAP as they include all components of earnings, including special items. Operational measures are non-GAAP measures as they are calculated using operational earnings, which excludes the impact of special items. A reconciliation of operational earnings per share to as-reported earnings per share is provided in Appendix I-1.

Appendix E-1: GAAP and Non-GAAP Financial Performance Measures
Third Quarter 2005 vs. 2004 (see appendix H for definitions of certain measures)

For 12 months ending September 30	2005	2004	Change
GAAP Measures
Return on average invested capital - as-reported	7.49%	5.93%	1.56%
Return on average common equity - as-reported	11.53%	8.12%	3.41%
Net margin - as-reported	9.37%	7.60%	1.77%
Cash flow interest coverage	5.91	6.46	(0.55)
Book value per share	$37.89	$39.25	$(1.36)
End of period shares outstanding (millions)	207.4	225.2	(17.8)

Non-GAAP Measures
Return on average invested capital - operational	7.25%	6.74%	0.51%
Return on average common equity - operational	11.04%	9.71%	1.33%
Net margin - operational	8.97%	9.09%	(0.12)%

As of September 30 ($ in millions)	2005	2004	Change
GAAP Measures
Revolver capacity	791	1,310	(519)
Total debt	8,865	7,840	1,025
Debt to capital ratio	51.9%	46.1%	5.8%
Off-balance sheet liabilities:
Debt of joint ventures - Entergy-s share	161	434	(273)
Leases - Entergy-s share	564	596	(32)
Total off-balance sheet liabilities	725	1,030	(305)

Non-GAAP Measures
Total gross liquidity	1,389	1,851	(462)
Net debt to net capital ratio	50.2%	44.4%	5.8%
Net debt ratio including off-balance sheet liabilities	52.4%	47.6%	4.8%

Appendix E-2: Historical Performance Measures (see appendix H for definitions of measures)
	4Q03(j)	1Q04(j)	2Q04(j)	3Q04	4Q04(j)	1Q05(j)	2Q05(j)	3Q05	04 YTD	05 YTD
Financial
EPS - as-reported ($)	-0.17	0.88	1.14	1.22	0.68	0.79	1.33	1.65	3.24	3.75
Less - special items ($)	-0.55	0.07	0.06	-0.17	0.18	0.00	0.00	0.00	-0.05	0.00
EPS - operational ($)	0.38	0.81	1.08	1.39	0.50	0.79	1.33	1.65	3.29	3.75
Trailing Twelve Months
ROIC - as-reported (%)	7.38	6.19	6.38	5.93	7.29	6.97	7.08	7.49	5.93	7.49
ROIC - operational (%)	7.70	7.22	6.95	6.74	7.11	6.89	7.06	7.25	6.74	7.25
ROE - as-reported (%)	11.21	8.63	9.27	8.12	10.70	10.35	10.73	11.53	8.12	11.53
ROE - operational (%)	11.87	10.71	10.43	9.71	10.35	10.17	10.70	11.04	9.71	11.04
Cash Flow Interest Coverage	5.05	5.77	5.96	6.46	7.11	7.43	6.94	5.91	6.46	5.91
Debt to capital ratio (%)	47.5	47.3	47.4	46.1	47.4	49.6	50.6	51.9	46.1	51.9
Net debt/net capital ratio (%)	45.9	44.8	45.6	44.4	45.3	48.1	48.7	50.2	44.4	50.2
Utility
GWh billed
Residential	7,041	7,726	6,911	9,977	7,521	7,570	7,005	10,630	23,747	24,358
Commercial & Gov-t	6,955	6,487	6,829	7,490	7,252	6,599	6,907	7,725	19,268	19,691
Industrial	9,782	9,490	9,922	10,288	10,425	9,596	9,810	9,736	29,449	28,836
Wholesale	1,995	2,418	2,367	2,034	1,799	1,732	1,938	2,227	6,804	5,886
O&M expense/MWh	$21.89	$13.31	$15.62	$12.94	$17.44	$14.99	$17.56	$11.35	$13.77	$14.29
Reliability
SAIFI	1.8	1.7	1.9	1.8	1.9	1.5	1.8	1.8	1.8	1.8
SAIDI	144	143	162	159	169	136	157	158	159	158
Nuclear
Net MW in operation	4,001	4,001	4,001	4,001	4,058	4,058	4,105	4,105	4,001	4,105
Avg. realized price per MWh	$38.54	$39.70	$41.33	$43.38	$40.69	$41.56	$42.63	$42.58	$41.43	$42.26
Production cost/MWh	$17.15	$18.57	$18.33	$21.68	$22.28	$18.71	$19.22	$20.14	$19.52	$19.36
Generation in GWh	8,702	8,687	8,196	8,075	7,567	8,267	8,156	8,474	24,957	24,896
Capacity factor	98%	99%	94%	92%	85%	93%	91%	95%	95%	93%

  Data has not been restated for the de-consolidation of ENOI which was the accounting adopted by Entergy in third quarter 2005.

Appendix F-1 provides details on the financing authority of Entergy Corporation and each of its operating companies at September 30, 2005. Short-term authority may be for secured or unsecured financing and varies by company. Long-term borrowing authority is limited by approvals obtained from the Securities and Exchange Commission (SEC) under the Public Utility Holding Company Act of 1935. Further restrictions may be imposed by local regulatory authorities.
Appendix F-1: Financing Authority
as of 9/30/2005
	Short-term		Long-term
($ in millions)	Limit (SEC or other)	Available as of 9/30/05	1935 Act Authority
Entergy Corporation	2,500	1,221	1,940
Entergy Arkansas	200	200	815(k)
Entergy Gulf States	340	227	940
Entergy Louisiana	209	44	210
Entergy Mississippi	133	133	690
Entergy New Orleans (l)	-	-	-
System Energy	140	140	280
Total	3,522	1,965	4,875

    Authority reflects restrictions beyond 1935 Act imposed by local regulator.

    Liquidity data for Entergy New Orleans is not included due to its filing for protection under Chapter 11 of the

    U.S. Bankruptcy Code and the subsequent decision by Entergy to de-consolidate Entergy New Orleans for financial reporting purposes.

Entergy also announced today a new financing plan to source from $2.5 to $3.0 billion through a combination of debt and equity linked securities. The plan, which will be implemented over the next several months, will include 1) increasing the capacity on Entergy Corporation-s credit revolver by up to $1.5 billion; 2) issuing $0.5 to $1.0 billion of equity linked securities; 3) issuing up to $0.5 billion of new debt at various utility operating companies; and 4) providing funding in the amount of $300 million from the parent company to Entergy Gulf States, Inc. The timing for implementation of certain components of the new financing plan will depend, in part, on market conditions and the SEC-s registration process.

This financing plan is primarily designed to provide adequate liquidity to Entergy and its subsidiaries while storm restoration cost recovery is pursued. In addition, the plan will ensure adequate liquidity is available to support Entergy Nuclear and the competitive retail business. Depending on prevailing market prices, both of these businesses may be required to provide assurances in the form of corporate guarantees, lines of credit or cash to counterparties to demonstrate their commitments to deliver physical power at previously-established contract prices even if those prices are below market. As of September 30, 2005, Entergy provided approximately $1.7 billion of assurances to various counterparties primarily in the form of corporate guarantees. The assurance requirement associated with Entergy Nuclear is estimated to increase by an amount up to $425 million if gas prices increase $1 per MMBtu across the entire forward curve.

Appendix F-2 provides details on scheduled long-term debt maturities including currently maturing portions.

Appendix F-2: Debt Maturity Schedule
Maturities as of 9/30/2005
($ in millions)	2005	2006	2007	2008-2009	2010+	Total
Utility, Parent & Other	-	228	99	1,259	6,457	8,042
Entergy Nuclear	77	76	80	40	166	439
Total	77	304	179	1,299	6,622	8,481

Appendix G gives details related to the impact of Hurricanes Katrina and Rita including estimated costs and recent outage data for customers, transmission lines and substations.
Appendix G: Storm Outage Costs and Restoration Status
	Estimated Storm Restoration and Business Continuity Costs (U.S. $ in millions)	Katrina Extended Customer Outages (in thousands as of 10/21/05)	Remaining Transmission Line Outages (as of 10/21/05)	Remaining Substation Outages (as of 10/21/05)
Entergy Gulf States	394-542	-	16	2
Entergy Louisiana	355-415	36	4	4
Entergy Mississippi	75-90	-	-	-
Entergy New Orleans	260-325	87	5	4
Other	16-28	-	-	-
Total	1,100-1,400	123	25	10

At the peak of Hurricane Katrina and Hurricane Rita, generating plants owned or operated by Entergy subsidiaries totaling 4,652 MW and 2,989 MW, respectively were in storm-related outages. As of October 21, 2005, 927 MW of capacity remains unavailable due to extensive flooding with all other plants available for service, other than those in planned outages.

Appendix H provides definitions of certain operational performance measures, as well as GAAP and non-GAAP financial measures, all of which are referenced in this release.
Appendix H: Definitions of Operational Performance Measures and GAAP and Non-GAAP Financial Measures
Utility
GWh billed	Total number of GWh billed to all retail and wholesale customers
Operation & maintenance expense	Operation, maintenance and refueling expenses per MWh of billed sales, excluding fuel
SAIFI	System average interruption frequency index; average number per customer per year
SAIDI	System average interruption duration index; average minutes per customer per year
Number of customers	Year-to-date average number of customers
Competitive Businesses
Planned TWh of generation

Amount of output expected to be generated by Entergy Nuclear for nuclear units, or by non-nuclear wholesale assets for fossil and wind units, considering plant operating characteristics, outage schedules, and expected market conditions which impact dispatch

Percent of planned generation sold forward

Percent of planned generation output sold forward under contracts, forward physical contracts or forward financial contracts (consistent with assumptions used in earnings guidance) that may or may not require regulatory approval

Unit-contingent	Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages
Unit-contingent with availability guarantees

Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages, unless the actual availability over a specified period of time is below an availability threshold specified in the contract

Firm liquidated damages (LD)

Transaction that requires receipt or delivery of energy at a specified delivery point (usually at a market hub not associated with a specific asset); if a party fails to deliver or receive energy, defaulting party must compensate the other party as specified in the contract

Planned net MW in operation	Amount of capacity to be available to generate power considering uprates planned to be completed within the calendar year
Bundled energy & capacity contract	A contract for the sale of installed capacity and related energy, priced per megawatt-hour sold
Capacity contract

For Entergy Nuclear, a contract for the sale of the installed capacity product in regional markets managed by ISO New England and the New York Independent System Operator

For Energy Commodity Services, a contract for the sale of capacity and related energy, in which capacity and energy are priced separately

Average contract price per MWh or per kW per month	Price at which generation output and/or capacity is expected to be sold to third parties, given existing contract prices based on expected dispatch or capacity
Average contract revenue per MWh	Price at which the combination of generation output and capacity are expected to be sold to third parties, given existing contract prices based on expected dispatch
Entergy Nuclear
Net MW in operation	Installed capacity owned or operated by Entergy Nuclear
Average realized price per MWh	As-reported revenue per MWh generated for all non-utility nuclear operations
Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh
Generation in GWh	Total number of GWh produced by all non-utility nuclear facilities
Capacity factor	Normalized percentage of the period that the plant generates power
Refueling outage duration	Number of days lost for scheduled refueling outage during the quarter

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles, (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this release in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

Appendix H: Definitions of Operational Performance Measures and GAAP and Non-GAAP Financial Measures (continued)
Financial Measures - GAAP
Return on average invested capital - as-reported	12-months rolling earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity - as-reported	12-months rolling earnings divided by average common equity
Net margin - as-reported	12-months rolling earnings divided by 12 months rolling revenue
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, capital leases, and preferred stock with sinking fund (effective fourth quarter 2003) on the balance sheet less non-recourse debt, if any
Debt of joint ventures (Entergy share)

Debt issued by Entergy-Koch, LP and non-nuclear wholesale assets business joint ventures for periods through third quarter 2004. Only non-nuclear wholesale assets business joint ventures debt included for periods thereafter.

Leases (Entergy share)	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Gross debt divided by total capitalization

Financial Measures - Non-GAAP
Operational earnings	As-reported earnings applicable to common stock adjusted to exclude the impact of special items
Return on average invested capital - operational	12-months rolling operational earnings adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity - operational	12-months rolling operational earnings divided by average common equity
Net margin - operational	12-months rolling operational earnings divided by 12 months rolling revenue
Total gross liquidity	Sum of cash and revolver capacity
Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents
Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents

Appendices I-1 and I-2 provide reconciliations of various non-GAAP financial measures disclosed in this release to their most comparable GAAP measure. Appendices I-3 through I-9 provide reconciliations of 2004 pro-forma financial statements to 2004 GAAP financial statements due to the deconsolidation of Entergy New Orleans.
Appendix I-1: Reconciliation of GAAP to Non-GAAP Financial Measures - Return on Equity, Return on Invested Capital and Net Margin Metrics
($ in millions)	4Q03	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05
As-reported earnings-rolling 12 months (A)	927	739	799	715	910	874	895	963
Preferred dividends	24	23	23	22	24	24	25	25
Tax effected interest expense	311	307	303	283	295	293	288	288
As-reported earnings, rolling 12 months including preferred dividends and tax effected interest expense (B)	1,262	1,069	1,125	1,020	1,228	1,191	1,208	1,276

Special items in prior quarters	74	(193)	(113)	(100)	(11)	15	2	41

Special items 2Q03 thru 1Q05
Utility, Parent & Other Tax benefits- Entergy Koch					17
Energy Commodity Services Gain (loss) on disposition of assets		15	13	(40)	60
Energy Commodity Services asset and contract impairments					(36)
Utility, Parent & Other SFAS 143 implementation
Entergy Nuclear SFAS 143 implementation
Utility, Parent & Other River Bend loss provision
Utility, Parent & Other Voluntary severance plan	(72)
Entergy Nuclear Voluntary severance plan	(51)
Entergy Nuclear SFAS 143 implementation	(6)
Total special items (C)	(55)	(178)	(100)	(140)	30	15	2	41

Operational earnings, rolling 12 months including preferred dividends and tax effected interest expense (B-C)	1,317	1,247	1,225	1,160	1,198	1,176	1,206	1,235

Operational earnings, rolling 12 months (A-C)	981	917	899	855	880	859	893	922

Average invested capital (D)	17,114	17,257	17,638	17,213	16,845	17,072	17,069	17,033

Average common equity (E)	8,271	8,565	8,619	8,806	8,500	8,452	8,347	8,350

Operating revenues (F)	9,195	9,409	9,540	9,407	10,124	10,196	10,420	10,277

ROIC - as-reported (B/D)	7.38	6.19	6.38	5.93	7.29	6.97	7.08	7.49

ROIC - operational ((B-C)/D)	7.70	7.22	6.95	6.74	7.11	6.89	7.06	7.25

ROE - as-reported (A/E)	11.21	8.63	9.27	8.12	10.70	10.35	10.73	11.53

ROE - operational ((A-C)/E)	11.87	10.71	10.43	9.71	10.35	10.17	10.70	11.04

Net margin - as-reported (A/F)	10.08	7.86	8.37	7.60	8.98	8.58	8.59	9.37

Net margin - operational ((A-C)/F)	10.67	9.75	9.42	9.09	8.69	8.43	8.57	8.97

Appendix I-2: Reconciliation of GAAP to Non-GAAP Financial Measures - Credit and Liquidity Metrics
($ in millions)	4Q03	1Q04	2Q04	3Q04	4Q04	1Q05	2Q05	3Q05
Gross debt (A)	8,182	8,282	8,173	7,840	7,807	8,260	8,540	8,865
Less cash and cash equivalents (B)	507	808	558	541	620	479	615	598
Net debt (C)	7,675	7,474	7,615	7,298	7,187	7,781	7,925	8,267

Total capitalization (D)	17,220	17,505	17,252	16,995	16,469	16,640	16,886	17,070
Less cash and cash equivalents (B)	507	808	558	541	620	479	615	598
Net capital (E)	16,713	16,697	16,694	16,454	15,849	16,161	16,271	16,472

Debt to capital ratio % (A/D)	47.5	47.3	47.4	46.1	47.4	49.6	50.6	51.9

Net debt to net capital ratio % (C/E)	45.9	44.8	45.6	44.4	45.3	48.1	48.7	50.2

Off-balance sheet liabilities (F)	915	1,029	1,037	1,030	769	770	779	725

Net debt to net capital ratio including off-balance sheet liabilities % ((C+F)/(E+F))	48.7	48.0	48.8	47.6	47.9	50.5	51.1	52.4

Revolver capacity (G)	1,553	1,553	1,280	1,310	1,490	1,070	1,407	791

Gross liquidity (B+G)	2,060	2,361	1,838	1,851	2,110	1,549	2,022	1,389

Appendix I-3: Reconciliation of GAAP to Non-GAAP Balance Sheet December 31, 2004
($ in thousands)
	U.S. Utilities/Parent/Other			Consolidated
	GAAP	ENOI Adjustment*	Pro-forma	GAAP	ENOI Adjustment*	Pro-forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents:
Cash	62,001	(2,998)	59,003	79,136	(2,998)	76,138
Temporary cash investments - at cost,					-
which approximates market	558,971	(4,956)	554,015	540,650	(4,956)	535,694
Total cash and cash equivalents	620,972	(7,954)	613,018	619,786	(7,954)	611,832
Other temporary investments	2,236	-	2,236	187,950	-	187,950
Notes receivable	-	-	-	3,092	-	3,092
Accounts receivable:
Customer	435,191	(16,793)	418,398	435,191	(16,793)	418,398
Allowance for doubtful accounts	(21,576)	3,492	(18,084)	(23,758)	3,492	(20,266)
Associated companies	7,144	-	7,144	-	-	-
Other	185,899	(7,328)	178,571	342,289	(7,329)	334,960
Accrued unbilled revenues	460,039	(24,848)	435,191	460,039	(24,848)	435,191
Total receivables	1,066,697	(45,477)	1,021,220	1,213,761	(45,478)	1,168,283
Deferred fuel costs	85,911	(2,559)	83,352	85,911	(2,559)	83,352
Accumulated deferred income taxes	76,899	1,906	78,805	76,899	1,906	78,805
Fuel inventory - at average cost	125,454	(4,181)	121,273	127,251	(4,181)	123,070
Materials and supplies - at average cost	345,688	(9,149)	336,539	569,407	(9,150)	560,257
Deferred nuclear refueling outage costs	31,601	-	31,601	107,782	-	107,782
Prepayments and other	89,105	(3,468)	85,637	116,279	(3,469)	112,810
TOTAL	2,444,563	(70,882)	2,373,681	3,108,118	(70,885)	3,037,233

OTHER PROPERTY AND INVESTMENTS
Investment in affiliates - at equity	8,054,793	154,461	8,209,254	231,779	154,461	386,240
Decommissioning trust funds	1,051,901	-	1,051,901	2,453,406	-	2,453,406
Non-utility property - at cost (less accumulated depreciation)	217,906	(1)	217,905	219,717	-	219,717
Other	33,682	-	33,682	90,992	-	90,992
TOTAL	9,358,282	154,460	9,512,742	2,995,894	154,461	3,150,355

PROPERTY, PLANT, AND EQUIPMENT
Electric	27,193,633	(699,072)	26,494,561	29,053,340	(699,072)	28,354,268
Property under capital lease	738,554	-	738,554	738,554	-	738,554
Natural gas	262,787	(183,728)	79,059	262,787	(183,728)	79,059
Construction work in progress	952,092	(33,274)	918,818	1,197,551	(33,273)	1,164,278
Nuclear fuel under capital lease	262,469	-	262,469	262,469	-	262,469
Nuclear fuel	34,326	-	34,326	320,813	-	320,813
TOTAL PROPERTY, PLANT AND EQUIPMENT	29,443,861	(916,074)	28,527,787	31,835,514	(916,073)	30,919,441
Less - accumulated depreciation and amortization	12,905,551	(435,519)	12,470,032	13,139,883	(435,519)	12,704,364
PROPERTY, PLANT AND EQUIPMENT - NET	16,538,310	(480,555)	16,057,755	18,695,631	(480,554)	18,215,077

DEFERRED DEBITS AND OTHER ASSETS
Regulatory assets:
SFAS 109 regulatory asset - net	746,413	46,406	792,819	746,413	46,406	792,819
Other regulatory assets	1,429,261	(35,489)	1,393,772	1,429,261	(35,489)	1,393,772
Long-term receivables	39,417	(2,492)	36,925	39,417	(2,492)	36,925
Goodwill	374,099	-	374,099	377,172	-	377,172
Other	796,166	(8,884)	787,282	918,871	(8,884)	909,987
TOTAL	3,385,356	(459)	3,384,897	3,511,134	(459)	3,510,675

TOTAL ASSETS	31,726,511	(397,436)	31,329,075	28,310,777	(397,437)	27,913,340

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-3: Reconciliation of GAAP to Non-GAAP Balance Sheet (continued) December 31, 2004
($ in thousands)
	U.S. Utilities/Parent/Other			Consolidated
	GAAP	ENOI Adjustment*	Pro-forma	GAAP	ENOI Adjustment*	Pro-forma

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Currently maturing long-term debt	415,266	(29,999)	385,267	492,564	(30,000)	462,564
Notes payable:
Associated companies	770,623	1	770,624	-	-	-
Other	43	-	43	193	-	193
Account payable:
Associated companies	14,781	-	14,781	-	-	-
Other	722,148	(31,926)	690,222	896,528	(31,926)	864,602
Customer deposits	222,157	(17,186)	204,971	222,320	(17,187)	205,133
Taxes accrued	178,671	(2,592)	176,079	224,011	(2,592)	221,419
Accumulated deferred income taxes	-	-	-	-	-	-
Nuclear refueling outage costs	-	-	-	-	-	-
Interest accrued	142,329	(4,757)	137,572	144,478	(4,757)	139,721
Obligations under capital leases	133,847	-	133,847	133,847	-	133,847
Other	83,478	(10,089)	73,389	218,442	(10,088)	208,354
TOTAL	2,683,343	(96,548)	2,586,795	2,332,383	(96,550)	2,235,833

NON-CURRENT LIABILITIES
Accumulated deferred income taxes and taxes accrued	5,205,074	(47,062)	5,158,012	5,067,381	(47,062)	5,020,319
Accumulated deferred investment tax credits	399,228	(3,997)	395,231	399,228	(3,997)	395,231
Obligations under capital leases	146,060	-	146,060	146,060	-	146,060
Other regulatory liabilities	329,767	-	329,767	329,767	-	329,767
Decommissioning and retirement cost liabilities	1,327,988	-	1,327,988	2,066,277	-	2,066,277
Transition to competition	79,101	-	79,101	79,101	-	79,101
Regulatory reserves	103,061	(233)	102,828	103,061	(233)	102,828
Accumulated provisions	346,614	1,042	347,656	549,914	1,042	550,956
Long-term debt	6,648,504	(196,647)	6,451,857	7,016,831	(196,646)	6,820,185
Preferred stock with sinking fund	17,400	-	17,400	17,400	-	17,400
Other	1,597,079	(34,213)	1,562,866	1,541,331	(34,211)	1,507,120
TOTAL	16,199,876	(281,110)	15,918,766	17,316,351	(281,107)	17,035,244
					-
Preferred stock without sinking fund	330,831	(19,780)	311,051	365,356	(19,780)	345,576

SHAREHOLDERS' EQUITY
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2004	2,205,191	1	2,205,192	2,482	-	2,482
Paid-in capital	5,940,702	-	5,940,702	4,835,375	-	4,835,375
Retained earnings	5,913,815	1	5,913,816	4,984,302	-	4,984,302
Accumulated other comprehensive income (loss)	4,772	-	4,772	(93,453)	-	(93,453)
Less - treasury stock, at cost (31,345,028 shares in 2004)	1,552,019	-	1,552,019	1,432,019	-	1,432,019
TOTAL	12,512,461	2	12,512,463	8,296,687	-	8,296,687

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	31,726,511	(397,436)	31,329,075	28,310,777	(397,437)	27,913,340

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-4: Reconciliation of GAAP to Non-GAAP Income Statement
Three Months Ended September 30, 2004
($ in thousands)
	U.S. Utilities/Parent/Other			Consolidated
	GAAP	ENOI Adjustment*	GAAP	Pro-forma	ENOI Adjustment*	Pro-forma

OPERATING REVENUES
Domestic electric	2,389,738	(105,823)	2,283,915	2,389,276	(105,823)	2,283,453
Natural gas	33,628	(24,375)	9,253	33,628	(24,375)	9,253
Competitive businesses	140,756	-	140,756	540,677	-	540,677
Total	2,564,122	(130,198)	2,433,924	2,963,581	(130,198)	2,833,383

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	746,446	(68,210)	678,236	805,886	(68,210)	737,676
Purchased power	601,573	318	601,891	598,997	318	599,315
Nuclear refueling outage expenses	17,418	-	17,418	43,378	-	43,378
Other operation and maintenance	402,110	(24,364)	377,746	582,240	(24,364)	557,876
Decommissioning	23,163	-	23,163	37,747	-	37,747
Taxes other than income taxes	97,843	(12,977)	84,866	112,568	(12,977)	99,591
Depreciation and amortization	218,595	(7,803)	210,792	236,325	(7,803)	228,522
Other regulatory charges (credits) - net	(25,032)	7,288	(17,744)	(25,032)	7,288	(17,744)
Total	2,082,116	(105,748)	1,976,368	2,392,109	(105,748)	2,286,361
		-
OPERATING INCOME	482,006	(24,450)	457,556	571,472	(24,450)	547,022

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	13,093	(735)	12,358	13,093	(735)	12,358
Interest and dividend income	18,329	(100)	18,229	20,993	(100)	20,893
Equity in earnings (loss) of unconsolidated equity affiliates	-	12,948	12,948	(72,015)	12,948	(59,067)
Miscellaneous - net	19,184	204	19,388	41,254	204	41,458
Total	50,607	12,316	62,923	3,326	12,316	15,642

INTEREST AND OTHER CHARGES
Interest on long-term debt	109,419	(4,161)	105,258	113,489	(4,161)	109,328
Other interest - net	8,121	(312)	7,809	6,879	(312)	6,567
Allowance for borrowed funds used during construction	(8,394)	612	(7,782)	(8,394)	612	(7,782)
Total	109,146	(3,861)	105,285	111,974	(3,861)	108,113

INCOME BEFORE INCOME TAXES	423,467	(8,273)	415,194	462,824	(8,273)	454,551

Income taxes	160,197	(8,031)	152,166	174,776	(8,031)	166,745

CONSOLIDATED NET INCOME	263,270	(242)	263,028	288,048	(242)	287,806

Preferred dividend requirements and other	5,803	(241)	5,562	5,803	(241)	5,562

EARNINGS APPLICABLE TO COMMON STOCK	257,467	(1)	257,466	282,245	(1)	282,244

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-5: Reconciliation of GAAP to Non-GAAP Income Statement
Nine Months Ended September 30, 2004
($ in thousands)
	U.S. Utilities/Parent/Other			Consolidated
	GAAP	ENOI Adjustment*	Pro-forma	GAAP	ENOI Adjustment*	Pro-forma

OPERATING REVENUES
Domestic electric	6,043,937	(230,469)	5,813,468	6,042,652	(230,469)	5,812,183
Natural gas	155,591	(108,682)	46,909	155,591	(108,682)	46,909
Competitive businesses	351,140	-	351,140	1,501,985	-	1,501,985
Total	6,550,668	(339,151)	6,211,517	7,700,228	(339,151)	7,361,077

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,677,893	(177,799)	1,500,094	1,844,381	(177,799)	1,666,582
Purchased power	1,617,171	20,384	1,637,555	1,603,957	20,384	1,624,341
Nuclear refueling outage expenses	48,723	-	48,723	124,084	-	124,084
Other operation and maintenance	1,145,578	(70,147)	1,075,431	1,651,239	(70,147)	1,581,092
Decommissioning	70,064	-	70,064	113,192	-	113,192
Taxes other than income taxes	271,525	(33,041)	238,484	313,153	(33,041)	280,112
Depreciation and amortization	607,635	(21,603)	586,032	662,614	(21,603)	641,011
Other regulatory credits - net	(57,009)	5,872	(51,137)	(57,009)	5,872	(51,137)
Total	5,381,580	(276,334)	5,105,246	6,255,610	(276,334)	5,979,276

OPERATING INCOME	1,169,088	(62,817)	1,106,271	1,444,618	(62,817)	1,381,801

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	28,572	(1,150)	27,422	28,572	(1,150)	27,422
Interest and dividend income	57,398	(290)	57,108	75,067	(290)	74,777
Equity in earnings (loss) of unconsolidated equity affiliates	-	31,898	31,898	(31,908)	31,898	(10)
Miscellaneous - net	25,503	(608)	24,895	59,993	(608)	59,385
Total	111,473	29,850	141,323	131,723	29,850	161,573

INTEREST AND OTHER CHARGES
Interest on long-term debt	337,096	(11,871)	325,225	349,160	(11,871)	337,289
Other interest - net	28,096	(1,130)	26,966	26,657	(1,130)	25,527
Allowance for borrowed funds used during construction	(18,519)	1,024	(17,495)	(18,519)	1,024	(17,495)
Total	346,673	(11,977)	334,696	357,298	(11,977)	345,321

INCOME BEFORE INCOME TAXES	933,888	(20,990)	912,898	1,219,042	(20,990)	1,198,052

Income taxes	337,721	(20,266)	317,455	446,968	(20,266)	426,702

CONSOLIDATED NET INCOME	596,167	(724)	595,443	772,075	(724)	771,351

Preferred dividend requirements and other	17,488	(724)	16,764	17,488	(724)	16,764

EARNINGS APPLICABLE TO COMMON STOCK	578,679	-	578,679	754,587	-	754,587

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-6: Reconciliation of GAAP to Non-GAAP Income Statement
Twelve Months Ended September 30, 2004
($ in thousands)	U.S. Utilities/Parent/Other			Consolidated
	GAAP	ENOI Adjustment*	Pro-forma	GAAP	ENOI Adjustment	Pro-forma
OPERATING REVENUES
Domestic electric	7,677,834	(254,263)	7,423,571	7,676,528	(254,263)	7,422,265
Natural gas	201,964	(142,077)	59,887	201,964	(142,077)	59,887
Competitive businesses	416,706	-	416,706	1,924,895	-	1,924,895
Total	8,296,504	(396,340)	7,900,164	9,803,387	(396,340)	9,407,047
OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,133,113	(234,509)	1,898,604	2,351,498	(234,509)	2,116,989
Purchased power	1,993,444	54,708	2,048,152	1,973,209	54,708	2,027,917
Nuclear refueling outage expenses	64,148	-	64,148	164,783	-	164,783
Provision for turbine commitments, asset impairments, and restructuring charges
Other operation and maintenance	1,712,042	(102,255)	1,609,787	2,475,391	(102,255)	2,373,136
Decommissioning	93,195	-	93,195	151,505	-	151,505
Taxes other than income taxes	356,148	(42,743)	313,405	415,211	(42,743)	372,468
Depreciation and amortization	815,690	(29,622)	786,068	875,960	(29,622)	846,338
Other regulatory charges (credits) - net	(89,351)	5,164	(84,187)	(89,351)	5,164	(84,187)
Total	7,078,429	(349,257)	6,729,172	8,318,206	(349,257)	7,968,949

OPERATING INCOME	1,218,075	(47,083)	1,170,992	1,485,181	(47,083)	1,438,098

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	44,319	(1,529)	42,790	44,319	(1,529)	42,790
Interest and dividend income	71,866	(561)	71,305	78,662	(561)	78,101
Equity in earnings (loss) of unconsolidated equity affiliates	-	20,145	20,145	(18,709)	20,145	1,436
Miscellaneous - net	21,509	(226)	21,283	67,395	(226)	67,169
Total	137,694	17,829	155,523	171,667	17,829	189,496
INTEREST AND OTHER CHARGES
Interest on long-term debt	452,161	(15,736)	436,425	467,574	(15,736)	451,838
Other interest - net	40,548	(1,527)	39,021	37,575	(1,527)	36,048
Allowance for borrowed funds used during construction	(30,574)	1,424	(29,150)	(30,574)	1,424	(29,150)
Total	462,135	(15,839)	446,296	474,575	(15,839)	458,736

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	893,634	(13,415)	880,219	1,182,273	(13,415)	1,168,858
Income taxes	332,199	(12,450)	319,749	437,975	(12,450)	425,525
INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGES	561,435	(965)	560,470	744,298	(965)	743,333
CUMULATIVE EFFECT OF ACCOUNTING
CHANGES (net of income taxes of ($3,829))	-	-	-	(5,848)	-	(5,848)
CONSOLIDATED NET INCOME	561,435	(965)	560,470	738,450	(965)	737,485
Preferred dividend requirements and other	23,343	(965)	22,378	23,343	(965)	22,378
EARNINGS APPLICABLE TO COMMON STOCK	538,092	-	538,092	715,107	-	715,107

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-7: Reconciliation of GAAP to Non-GAAP Cash Flow Statement
Three Months Ended September 30, 2004
($ in thousands)
	Consolidated
	GAAP	ENOI Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	288,047	241	287,806
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	3,152	32	3,120
Other regulatory credits - net	(25,032)	(7,288)	(17,744)
Depreciation, amortization, and decommissioning	274,071	7,803	266,268
Deferred income taxes and investment tax credits	8,062	4,751	3,311
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	72,015	8,547	63,468
Changes in working capital:
Receivables	(158,560)	(7,657)	(150,903)
Fuel inventory	1,884	(5,949)	7,833
Accounts payable	(47,905)	6,376	(54,281)
Taxes accrued	203,348	4,029	199,319
Interest accrued	32,835	(3,363)	36,198
Deferred fuel	178,513	19,019	159,494
Other working capital accounts	(30,735)	(12,797)	(17,938)
Provision for estimated losses and reserves	(12,682)	(551)	(12,131)
Changes in other regulatory assets	4,137	(6,688)	10,825
Other	(6,555)	9,774	(16,329)
Net cash flow provided by operating activities	784,595	16,279	768,316
INVESTING ACTIVITIES
Construction/capital expenditures	(349,194)	(13,117)	(336,077)
Allowance for equity funds used during construction	13,093	735	12,358
Nuclear fuel purchases	(51,853)	-	(51,853)
Proceeds from sale/leaseback of nuclear fuel	13,085	-	13,085
Investment in nonutility properties	(11,690)	-	(11,690)
Decrease (increase) in other investments	(269)	-	(269)
Purchase of other temporary investments	(227,800)	-	(227,800)
Liquidation of other temporary investments	208,600	-	208,600
Decommissioning trust contributions and realized change in trust assets	(21,408)	-	(21,408)
Other regulatory investments	(31,835)	-	(31,835)
Net cash flow used in investing activities	(459,271)	(12,382)	(446,889)
FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	327,379	72,725	254,654
Common stock and treasury stock	32,505	-	32,505
Retirement of long-term debt	(449,487)	(77,487)	(372,000)
Repurchase of common stock	(145,032)	-	(145,032)
Redemption of preferred stock	(1,200)	-	(1,200)
Changes in credit line borrowings - net	(75)	-	(75)
Dividends paid:		-
Common stock	(102,160)	-	(102,160)
Preferred stock	(5,575)	-	(5,575)
Net cash flow provided by (used in) financing activities	(343,645)	(4,762)	(338,883)
Effect of exchange rates on cash and cash equivalents	1,264	-	1,264
Net increase (decrease) in cash and cash equivalents	(17,057)	(865)	(16,192)
Cash and cash equivalents at beginning of period	558,398	901	557,497
Cash and cash equivalents at end of period	541,341	36	541,305
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized.	86,464	7,795	78,669
Income taxes	7,073	-	7,073

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-8 Reconciliation of GAAP to Non-GAAP Cash Flow Statement Nine Months Ended September 30, 2004
($ in thousands)
	Consolidated
	GAAP	ENOI Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	772,075	724	771,351
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	5,559	(7,170)	12,729
Other regulatory credits - net	(57,009)	(5,872)	(51,137)
Depreciation, amortization, and decommissioning	775,806	21,603	754,203
Deferred income taxes and investment tax credits	146,636	24,261	122,375
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	58,191	26,698	31,493
Changes in working capital:
Receivables	(342,935)	(32,071)	(310,864)
Fuel inventory	(20,709)	(370)	(20,339)
Accounts payable	(14,785)	11,055	(25,840)
Taxes accrued	314,741	2,392	312,349
Interest accrued	14,024	(3,776)	17,800
Deferred fuel	180,425	9,218	171,207
Other working capital accounts	(7,383)	(7,017)	(366)
Provision for estimated losses and reserves	(14,921)	(820)	(14,101)
Changes in other regulatory assets	8,354	(5,990)	14,344
Other	(104,404)	2,628	(107,032)
Net cash flow provided by operating activities	1,713,665	35,493	1,678,172
INVESTING ACTIVITIES
Construction/capital expenditures	(944,812)	(36,396)	(908,416)
Allowance for equity funds used during construction	28,572	1,150	27,422
Nuclear fuel purchases	(152,082)	-	(152,082)
Proceeds from sale/leaseback of nuclear fuel	74,779	-	74,779
Proceeds from sale of assets and businesses	21,978	-	21,978
Investment in nonutility properties	(20,132)	-	(20,132)
Decrease (increase) in other investments	(11,340)	-	(11,340)
Purchase of other temporary investments	(603,900)	-	(603,900)
Liquidation of other temporary investments	792,200	606	791,594
Decommissioning trust contributions and realized change in trust assets	(65,996)	-	(65,996)
Other regulatory investments	(62,531)	-	(62,531)
Net cash flow used in investing activities	(943,264)	(34,640)	(908,624)
FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,440,560	72,725	1,367,835
Common stock and treasury stock	140,345	-	140,345
Retirement of long-term debt	(1,684,470)	(77,487)	(1,606,983)
Repurchase of common stock	(416,269)	-	(416,269)
Redemption of preferred stock	(3,450)	-	(3,450)
Changes in credit line borrowings - net	109,925	-	109,925
Dividends paid:
Common stock	(304,509)	-	(304,509)
Preferred stock	(17,488)	(724)	(16,764)
Net cash flow provided by (used in) financing activities	(735,356)	(5,486)	(729,870)

Effect of exchange rates on cash and cash equivalents	(1,137)	-	(1,137)

Net increase (decrease) in cash and cash equivalents	33,908	(4,633)	38,541

Cash and cash equivalents at beginning of period	507,433	4,669	502,764

Cash and cash equivalents at end of period	541,341	36	541,305

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	346,138	16,577	329,561
Income taxes	32,802	(5,010)	37,812

*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Appendix I-9: Reconciliation of GAAP to Non-GAAP Cash Flow Statement
Twelve Months Ended September 30, 2004
($ in thousands)
	Consolidated
	GAAP	ENOI Adjustment*	Pro-forma
OPERATING ACTIVITIES
Consolidated net income	738,450	964	737,486
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	28,455	(11,274)	39,729
Other regulatory credits - net	(89,351)	(5,164)	(84,187)
Depreciation, amortization, and decommissioning	1,027,462	29,622	997,840
Deferred income taxes and investment tax credits	336,671	30,290	306,381
Cumulative effect of accounting changes	5,848	-	5,848
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	61,408	14,945	46,463
Changes in working capital:
Receivables	(156,108)	(13,463)	(142,645)
Fuel inventory	(6,622)	(423)	(6,199)
Accounts payable	207,178	8,647	198,531
Taxes accrued	35,143	(1,315)	36,458
Interest accrued	(6,426)	(297)	(6,129)
Deferred fuel	205,055	(99)	205,154
Other working capital accounts	30,211	(5,691)	35,902
Provision for estimated losses and reserves	51,254	(290)	51,544
Changes in other regulatory assets	7,565	(3,544)	11,109
Other	67,212	6,630	60,582
Net cash flow provided by operating activities	2,543,405	49,538	2,493,867
INVESTING ACTIVITIES
Construction/capital expenditures	(1,462,106)	(56,719)	(1,405,387)
Allowance for equity funds used during construction	44,320	1,529	42,791
Nuclear fuel purchases	(186,147)	-	(186,147)
Proceeds from sale/leaseback of nuclear fuel	105,740	-	105,740
Proceeds from sale of assets and businesses	21,978	-	21,978
Investment in nonutility properties	(43,837)	-	(43,837)
Decrease (increase) in other investments	331,892	-	331,892
Purchase of other temporary investments	(1,060,707)	-	(1,060,707)
Liquidation of other temporary investments	1,029,809	-	1,029,809
Decommissioning trust contributions and realized change in trust assets	(91,760)	-	(91,760)
Other regulatory investments	(44,814)	-	(44,814)
Other	(2,853)	-	(2,853)
Net cash flow used in investing activities	(1,358,485)	(55,190)	(1,303,295)
FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,194,356	72,725	2,121,631
Common stock and treasury stock	159,400	-	159,400
Retirement of long-term debt	(2,670,957)	(76,675)	(2,594,282)
Repurchase of common stock	(424,404)	-	(424,404)
Redemption of preferred stock	(3,450)	-	(3,450)
Changes in credit line borrowings - net	(45,075)	-	(45,075)
Dividends paid:
Common stock	(407,469)	-	(407,469)
Preferred stock	(23,343)	(965)	(22,378)
Net cash flow used in financing activities	(1,220,942)	(4,915)	(1,216,027)
Effect of exchange rates on cash and cash equivalents	(181)	-	(181)
Net increase (decrease) in cash and cash equivalents	(36,203)	(10,567)	(25,636)
Cash and cash equivalents at beginning of period	577,544	10,603	566,941
Cash and cash equivalents at end of period	541,341	36	541,305
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	488,637	17,251	471,386
Income taxes	41,121	(18,540)	59,661
*Adjustment to reflect ENOI deconsolidation
Totals may not foot due to rounding

Entergy-s common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

Additional investor information can be accessed on-line at
www.entergy.com/earnings

*********************************************************************************************************************************

In this release and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy-s ability to manage its operation and maintenance costs, the performance of Entergy-s generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy-s unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of sites for spent nuclear fuel storage and disposal, Entergy-s ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy-s ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy-s ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy-s strategies to reduce tax payments, the effects of litigation and weather, and uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy-s ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, Inc. and the impact, if any, of this proceeding on other Entergy companies.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2005
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 81,179	$ 15,412	$ -	$ 96,591
Temporary cash investments - at cost,
which approximates market	150,495	350,945	-	501,440
Total cash and cash equivalents	231,674	366,357	-	598,031
Other temporary investments	-	-	-	-
Notes receivable	681,870	1,095,884	(1,714,511)	63,243
Accounts receivable:
Customer	950,158	-	-	950,158
Allowance for doubtful accounts	(18,255)	(2,173)	-	(20,428)
Associated companies	51,975	55,510	(107,485)	-
Other	228,801	155,539	-	384,340
Accrued unbilled revenues	530,140	-	-	530,140
Total receivables	1,742,819	208,876	(107,485)	1,844,210
Deferred fuel costs	553,521	-	-	553,521
Accumulated deferred income taxes	-	-	-	-
Fuel inventory - at average cost	131,718	1,759	-	133,477
Materials and supplies - at average cost	355,557	238,012	-	593,569
Deferred nuclear refueling outage costs	52,448	83,523	-	135,971
Prepayments and other	113,155	39,981	-	153,136
TOTAL	3,862,762	2,034,392	(1,821,996)	4,075,158

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	7,952,031	449,863	(8,064,020)	337,874
Decommissioning trust funds	1,115,788	1,455,321	-	2,571,109
Non-utility property - at cost (less accumulated depreciation)	220,640	2,375	-	223,015
Other	32,769	45,159	-	77,928
TOTAL	9,321,228	1,952,718	(8,064,020)	3,209,926

PROPERTY, PLANT, AND EQUIPMENT

Electric	26,872,291	1,991,186	(3,344)	28,860,133
Property under capital lease	726,568	-	-	726,568
Natural gas	85,247	-	-	85,247
Construction work in progress	1,268,851	226,938	-	1,495,789
Nuclear fuel under capital lease	293,801	-	-	293,801
Nuclear fuel	54,530	292,189	-	346,719
TOTAL PROPERTY, PLANT AND EQUIPMENT	29,301,288	2,510,313	(3,344)	31,808,257
Less - accumulated depreciation and amortization	12,633,971	267,597	-	12,901,568
PROPERTY, PLANT AND EQUIPMENT - NET	16,667,317	2,242,716	(3,344)	18,906,689

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	788,282	-	-	788,282
Other regulatory assets	1,672,604	-	-	1,672,604
Long-term receivables	26,841	-	-	26,841
Goodwill	374,099	3,073	-	377,172
Other	851,169	752,071	(693,170)	910,070
TOTAL	3,712,995	755,144	(693,170)	3,774,969

TOTAL ASSETS	$ 33,564,302	$ 6,984,970	$ (10,582,530)	$ 29,966,742

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
September 30, 2005
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 22,989	$ 77,297	$ -	$ 100,286
Notes payable:
Associated companies	1,079,836	634,675	(1,714,511)	-
Other	40,041	-	-	40,041
Account payable:
Associated companies	92,517	12,951	(105,468)	-
Other	1,710,218	102,383	-	1,812,601
Customer deposits	221,308	162	-	221,470
Taxes accrued	85,091	143,679	-	228,770
Accumulated deferred income taxes	103,731	-	-	103,731
Nuclear refueling outage costs	10,817	-	-	10,817
Interest accrued	140,783	14,169	-	154,952
Obligations under capital leases	134,989	-	-	134,989
Other	72,027	335,857	-	407,884
TOTAL	3,714,347	1,321,173	(1,819,979)	3,215,541

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,326,330	(234,011)	-	5,092,319
Accumulated deferred investment tax credits	381,118	-	-	381,118
Obligations under capital leases	195,297	-	-	195,297
Other regulatory liabilities	438,805	-	-	438,805
Decommissioning and retirement cost liabilities	1,113,450	750,714	-	1,864,164
Transition to competition	79,101	-	-	79,101
Regulatory reserves	17,444	-	-	17,444
Accumulated provisions	354,672	209,571	-	564,243
Long-term debt	8,078,775	423,382	(121,391)	8,380,766
Preferred stock with sinking fund	13,950	-	-	13,950
Other	1,385,991	710,187	(577,248)	1,518,930
TOTAL	17,384,933	1,859,843	(698,639)	18,546,137

Preferred stock without sinking fund	311,859	426,544	(391,937)	346,466

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2005	2,205,192	1,091,856	(3,294,566)	2,482
Paid-in capital	6,376,199	1,565,370	(3,101,759)	4,839,810
Retained earnings	5,863,726	1,026,084	(1,439,592)	5,450,218
Accumulated other comprehensive income (loss)	(3,919)	(262,584)	626	(265,877)
Less - treasury stock, at cost (40,753,133 shares in 2005)	2,288,035	43,316	(163,316)	2,168,035
TOTAL	12,153,163	3,377,410	(7,671,975)	7,858,598

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 33,564,302	$ 6,984,970	$ (10,582,530)	$ 29,966,742

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 62,001	$ 17,135	$ -	$ 79,136
Temporary cash investments - at cost,
which approximates market	558,971	167,393	(185,714)	540,650
Total cash and cash equivalents	620,972	184,528	(185,714)	619,786
Other temporary investments	2,236	-	185,714	187,950
Notes receivable	-	1,183,043	(1,179,951)	3,092
Accounts receivable:
Customer	435,191	-	-	435,191
Allowance for doubtful accounts	(21,576)	(2,182)	-	(23,758)
Associated companies	7,144	22,510	(29,654)	-
Other	185,899	156,389	-	342,289
Accrued unbilled revenues	460,039	-	-	460,039
Total receivables	1,066,697	176,717	(29,654)	1,213,761
Deferred fuel costs	85,911	-	-	85,911
Accumulated deferred income taxes	76,899	-	-	76,899
Fuel inventory - at average cost	125,454	1,797	-	127,251
Materials and supplies - at average cost	345,688	223,718	-	569,407
Deferred nuclear refueling outage costs	31,601	76,181	-	107,782
Prepayments and other	89,105	27,173	-	116,279
TOTAL	2,444,563	1,873,157	(1,209,605)	3,108,118

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	8,054,793	512,571	(8,335,585)	231,779
Decommissioning trust funds	1,051,901	1,401,505	-	2,453,406
Non-utility property - at cost (less accumulated depreciation)	217,906	1,812	-	219,717
Other	33,682	57,310	-	90,992
TOTAL	9,358,282	1,973,198	(8,335,585)	2,995,894

PROPERTY, PLANT, AND EQUIPMENT

Electric	27,193,633	1,863,661	(3,954)	29,053,340
Property under capital lease	738,554	-	-	738,554
Natural gas	262,787	-	-	262,787
Construction work in progress	952,092	245,460	-	1,197,551
Nuclear fuel under capital lease	262,469	-	-	262,469
Nuclear fuel	34,326	286,487	-	320,813
TOTAL PROPERTY, PLANT AND EQUIPMENT	29,443,861	2,395,608	(3,954)	31,835,514
Less - accumulated depreciation and amortization	12,905,551	234,332	-	13,139,883
PROPERTY, PLANT AND EQUIPMENT - NET	16,538,310	2,161,276	(3,954)	18,695,631

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	746,413	-	-	746,413
Other regulatory assets	1,429,261	-	-	1,429,261
Long-term receivables	39,417	-	-	39,417
Goodwill	374,099	3,073	-	377,172
Other	796,166	744,861	(622,156)	918,871
TOTAL	3,385,356	747,934	(622,156)	3,511,134

TOTAL ASSETS	$ 31,726,511	$ 6,755,565	$ (10,171,300)	$ 28,310,777

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 415,266	$ 77,297	$ -	$ 492,564
Notes payable:
Associated companies	770,623	409,356	(1,179,980)	-
Other	43	150	-	193
Account payable:
Associated companies	14,781	10,811	(25,592)	-
Other	722,148	174,380	-	896,528
Customer deposits	222,157	162	-	222,320
Taxes accrued	178,671	45,340	-	224,011
Nuclear refueling outage costs
Interest accrued	142,329	2,149	-	144,478
Obligations under capital leases	133,847	-	-	133,847
Other	83,478	134,965	-	218,442
TOTAL	2,683,343	854,610	(1,205,572)	2,332,383

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,205,074	(137,693)	-	5,067,381
Accumulated deferred investment tax credits	399,228	-	-	399,228
Obligations under capital leases	146,060	-	-	146,060
Other regulatory liabilities	329,767	-	-	329,767
Decommissioning and retirement cost liabilities	1,327,988	738,289	-	2,066,277
Transition to competition	79,101	-	-	79,101
Regulatory reserves	103,061	-	-	103,061
Accumulated provisions	346,614	203,300	-	549,914
Long-term debt	6,648,504	409,719	(41,391)	7,016,831
Preferred stock with sinking fund	17,400	-	-	17,400
Other	1,597,079	533,237	(588,983)	1,541,331
TOTAL	16,199,876	1,746,852	(630,374)	17,316,351

Preferred stock without sinking fund	330,831	426,462	(391,937)	365,356

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2004	2,205,191	1,091,856	(3,294,566)	2,482
Paid-in capital	5,940,702	1,978,925	(3,084,252)	4,835,375
Retained earnings	5,913,815	799,027	(1,728,541)	4,984,302
Accumulated other comprehensive income (loss)	4,772	(98,851)	626	(93,453)
Less - treasury stock, at cost (31,345,028 shares in 2004)	1,552,019	43,316	(163,316)	1,432,019
TOTAL	12,512,461	3,727,641	(7,943,417)	8,296,687

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 31,726,511	$ 6,755,565	$ (10,171,300)	$ 28,310,777

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Deconsolidation of Entergy New Orleans)
December 31, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 59,003	$ 17,135	$ -	$ 76,138
Temporary cash investments - at cost,
which approximates market	554,015	167,393	(185,714)	535,694
Total cash and cash equivalents	613,018	184,528	(185,714)	611,832
Other temporary investments	2,236	-	185,714	187,950
Notes receivable	-	1,183,043	(1,179,951)	3,092
Accounts receivable:
Customer	418,398	-	-	418,398
Allowance for doubtful accounts	(18,084)	(2,182)	-	(20,266)
Associated companies	7,144	22,510	(29,654)	-
Other	178,571	156,389	-	334,960
Accrued unbilled revenues	435,191	-	-	435,191
Total receivables	1,021,220	176,717	(29,654)	1,168,283
Deferred fuel costs	83,352	-	-	83,352
Accumulated deferred income taxes	78,805	-	-	78,805
Fuel inventory - at average cost	121,273	1,797	-	123,070
Materials and supplies - at average cost	336,539	223,718	-	560,257
Deferred nuclear refueling outage costs	31,601	76,181	-	107,782
Prepayments and other	85,637	27,173	-	112,810
TOTAL	2,373,681	1,873,157	(1,209,605)	3,037,233

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	8,209,254	512,571	(8,335,585)	386,240
Decommissioning trust funds	1,051,901	1,401,505	-	2,453,406
Non-utility property - at cost (less accumulated depreciation)	217,905	1,812	-	219,717
Other	33,682	57,310	-	90,992
TOTAL	9,512,742	1,973,198	(8,335,585)	3,150,355

PROPERTY, PLANT, AND EQUIPMENT

Electric	26,494,561	1,863,661	(3,954)	28,354,268
Property under capital lease	738,554	-	-	738,554
Natural gas	79,059	-	-	79,059
Construction work in progress	918,818	245,460	-	1,164,278
Nuclear fuel under capital lease	262,469	-	-	262,469
Nuclear fuel	34,326	286,487	-	320,813
TOTAL PROPERTY, PLANT AND EQUIPMENT	28,527,787	2,395,608	(3,954)	30,919,441
Less - accumulated depreciation and amortization	12,470,032	234,332	-	12,704,364
PROPERTY, PLANT AND EQUIPMENT - NET	16,057,755	2,161,276	(3,954)	18,215,077

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	792,819	-	-	792,819
Other regulatory assets	1,393,772	-	-	1,393,772
Long-term receivables	36,925	-	-	36,925
Goodwill	374,099	3,073	-	377,172
Other	787,282	744,861	(622,156)	909,987
TOTAL	3,384,897	747,934	(622,156)	3,510,675

TOTAL ASSETS	$ 31,329,075	$ 6,755,565	$ (10,171,300)	$ 27,913,340

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Deconsolidation of Entergy New Orleans)
December 31, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ 385,267	$ 77,297	$ -	$ 462,564
Notes payable:
Associated companies	770,624	409,356	(1,179,980)	-
Other	43	150	-	193
Account payable:
Associated companies	14,781	10,811	(25,592)	-
Other	690,222	174,380	-	864,602
Customer deposits	204,971	162	-	205,133
Taxes accrued	176,079	45,340	-	221,419
Accumulated deferred income taxes	-	-	-	-
Nuclear refueling outage costs	-	-	-	-
Interest accrued	137,572	2,149	-	139,721
Obligations under capital leases	133,847	-	-	133,847
Other	73,389	134,965	-	208,354
TOTAL	2,586,795	854,610	(1,205,572)	2,235,833

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	5,158,012	(137,693)	-	5,020,319
Accumulated deferred investment tax credits	395,231	-	-	395,231
Obligations under capital leases	146,060	-	-	146,060
Other regulatory liabilities	329,767	-	-	329,767
Decommissioning and retirement cost liabilities	1,327,988	738,289	-	2,066,277
Transition to competition	79,101	-	-	79,101
Regulatory reserves	102,828	-	-	102,828
Accumulated provisions	347,656	203,300	-	550,956
Long-term debt	6,451,857	409,719	(41,391)	6,820,185
Preferred stock with sinking fund	17,400	-	-	17,400
Other	1,562,866	533,237	(588,983)	1,507,120
TOTAL	15,918,766	1,746,852	(630,374)	17,035,244

Preferred stock without sinking fund	311,051	426,462	(391,937)	345,576

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2004	2,205,192	1,091,856	(3,294,566)	2,482
Paid-in capital	5,940,702	1,978,925	(3,084,252)	4,835,375
Retained earnings	5,913,816	799,027	(1,728,541)	4,984,302
Accumulated other comprehensive income (loss)	4,772	(98,851)	626	(93,453)
Less - treasury stock, at cost (31,345,028 shares in 2004)	1,552,019	43,316	(163,316)	1,432,019
TOTAL	12,512,463	3,727,641	(7,943,417)	8,296,687

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 31,329,075	$ 6,755,565	$ (10,171,300)	$ 27,913,340

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Deconsolidation of Entergy New Orleans)
September 30, 2005 vs December 31, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
ASSETS

CURRENT ASSETS

Cash and cash equivalents:
Cash	$ 22,176	$ (1,723)	$ -	$ 20,453
Temporary cash investments - at cost,
which approximates market	(403,520)	183,552	185,714	(34,254)
Total cash and cash equivalents	(381,344)	181,829	185,714	(13,801)
Other temporary investments	(2,236)	-	(185,714)	(187,950)
Notes receivable	681,870	(87,159)	(534,560)	60,151
Accounts receivable:
Customer	531,760	-	-	531,760
Allowance for doubtful accounts	(171)	9	-	(162)
Associated companies	44,831	33,000	(77,831)	-
Other	50,230	(850)	-	49,380
Accrued unbilled revenues	94,949	-	-	94,949
Total receivables	721,599	32,159	(77,831)	675,927
Deferred fuel costs	470,169	-	-	470,169
Accumulated deferred income taxes	(78,805)	-	-	(78,805)
Fuel inventory - at average cost	10,445	(38)	-	10,407
Materials and supplies - at average cost	19,018	14,294	-	33,312
Deferred nuclear refueling outage costs	20,847	7,342	-	28,189
Prepayments and other	27,518	12,808	-	40,326
TOTAL	1,489,081	161,235	(612,391)	1,037,925

OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity	(257,223)	(62,708)	271,565	(48,366)
Decommissioning trust funds	63,887	53,816	-	117,703
Non-utility property - at cost (less accumulated depreciation)	2,735	563	-	3,298
Other	(913)	(12,151)	-	(13,064)
TOTAL	(191,514)	(20,480)	271,565	59,571

PROPERTY, PLANT, AND EQUIPMENT

Electric	377,730	127,525	610	505,865
Property under capital lease	(11,986)	-	-	(11,986)
Natural gas	6,188	-	-	6,188
Construction work in progress	350,033	(18,522)	-	331,511
Nuclear fuel under capital lease	31,332	-	-	31,332
Nuclear fuel	20,204	5,702	-	25,906
TOTAL PROPERTY, PLANT AND EQUIPMENT	773,501	114,705	610	888,816
Less - accumulated depreciation and amortization	163,939	33,265	-	197,204
PROPERTY, PLANT AND EQUIPMENT - NET	609,562	81,440	610	691,612

DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
SFAS 109 regulatory asset - net	(4,537)	-	-	(4,537)
Other regulatory assets	278,832	-	-	278,832
Long-term receivables	(10,084)	-	-	(10,084)
Goodwill	-	-	-	-
Other	63,887	7,210	(71,014)	83
TOTAL	328,098	7,210	(71,014)	264,294

TOTAL ASSETS	$ 2,235,227	$ 229,405	$ (411,230)	$ 2,053,402

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Balance Sheet
(Reflects Deconsolidation of Entergy New Orleans)
September 30, 2005 vs December 31, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Currently maturing long-term debt	$ (362,278)	$ -	$ -	$ (362,278)
Notes payable:
Associated companies	309,212	225,319	(534,531)	-
Other	39,998	(150)	-	39,848
Account payable:	-	-	-
Associated companies	77,736	2,140	(79,876)	-
Other	1,019,996	(71,997)	-	947,999
Customer deposits	16,337	-	-	16,337
Taxes accrued	(90,988)	98,339	-	7,351
Accumulated deferred income taxes	103,731	-	-	103,731
Nuclear refueling outage costs	10,817	-	-	10,817
Interest accrued	3,211	12,020	-	15,231
Obligations under capital leases	1,142	-	-	1,142
Other	(1,362)	200,892	-	199,530
TOTAL	1,127,552	466,563	(614,407)	979,708

NON-CURRENT LIABILITIES

Accumulated deferred income taxes and taxes accrued	168,318	(96,318)	-	72,000
Accumulated deferred investment tax credits	(14,113)	-	-	(14,113)
Obligations under capital leases	49,237	-	-	49,237
Other regulatory liabilities	109,038	-	-	109,038
Decommissioning and retirement cost liabilities	(214,538)	12,425	-	(202,113)
Transition to competition	-	-	-	-
Regulatory reserves	(85,384)	-	-	(85,384)
Accumulated provisions	7,016	6,271	-	13,287
Long-term debt	1,626,918	13,663	(80,000)	1,560,581
Preferred stock with sinking fund	(3,450)	-	-	(3,450)
Other	(176,875)	176,950	11,735	11,810
TOTAL	1,466,167	112,991	(68,265)	1,510,893

Preferred stock without sinking fund	808	82	-	890

SHAREHOLDERS' EQUITY

Common stock, $.01 par value, authorized 500,000,000 shares;
issued 248,174,087 shares in 2005 and 2004	-	-	-	-
Paid-in capital	435,497	(413,555)	(17,507)	4,435
Retained earnings	(50,090)	227,057	288,949	465,916
Accumulated other comprehensive income (loss)	(8,691)	(163,733)	-	(172,424)
Less - treasury stock, at cost	736,016	-	-	736,016
TOTAL	(359,300)	(350,231)	271,442	(438,089)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 2,235,227	$ 229,405	$ (411,230)	$ 2,053,402

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 2005
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 2,490,655	$ -	$ (390)	$ 2,490,265
Natural gas	12,343	-	-	12,343
Competitive businesses	242,857	405,995	(21,730)	627,123
Total	2,745,855	405,995	(22,120)	3,129,731

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	545,798	61,509	-	607,307
Purchased power	989,550	9,876	(21,766)	977,661
Nuclear refueling outage expenses	19,327	22,105	-	41,432
Other operation and maintenance	330,475	170,236	(468)	500,244
Decommissioning	20,235	14,821	-	35,056
Taxes other than income taxes	86,221	14,935	-	101,155
Depreciation and amortization	203,344	14,539	-	217,883
Other regulatory charges (credits) - net	5,156	-	-	5,156
Total	2,200,106	308,021	(22,234)	2,485,894

OPERATING INCOME	545,749	97,974	114	643,837

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	5,894	-	-	5,894
Interest and dividend income	37,680	26,457	(13,437)	50,700
Equity in earnings (loss) of unconsolidated equity affiliates	7,769	650	-	8,419
Miscellaneous - net	(1,858)	(8,729)	(114)	(10,702)
Total	49,485	18,378	(13,551)	54,311

INTEREST AND OTHER CHARGES
Interest on long-term debt	107,459	3,642	-	111,101
Other interest - net	22,733	9,609	(13,423)	18,918
Allowance for borrowed funds used during construction	(6,516)	-	-	(6,516)
Total	123,676	13,251	(13,423)	123,503

INCOME BEFORE INCOME TAXES	471,558	103,101	(14)	574,645

Income taxes	180,215	38,042	-	218,257

CONSOLIDATED NET INCOME	291,343	65,059	(14)	356,388

Preferred dividend requirements and other	5,581	869	(14)	6,436

EARNINGS APPLICABLE TO COMMON STOCK	$ 285,762	$ 64,190	$ -	$ 349,952

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.37	$0.31		$1.68
DILUTED	$1.35	$0.30		$1.65

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				207,906,762
DILUTED				212,335,619

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Three Months Ended September 30, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 2,389,738	$ -	$ (462)	$ 2,389,276
Natural gas	33,628	-	-	33,628
Competitive businesses	140,756	416,535	(16,615)	540,677
Total	2,564,122	416,535	(17,076)	2,963,581

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	746,446	59,440	-	805,886
Purchased power	601,573	14,043	(16,620)	598,997
Nuclear refueling outage expenses	17,418	25,961	-	43,378
Other operation and maintenance	402,110	181,101	(971)	582,240
Decommissioning	23,163	14,584	-	37,747
Taxes other than income taxes	97,843	14,725	-	112,568
Depreciation and amortization	218,595	17,730	-	236,325
Other regulatory credits - net	(25,032)	-	-	(25,032)
Total	2,082,116	327,584	(17,591)	2,392,109

OPERATING INCOME	482,006	88,951	515	571,472

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	13,093	-	-	13,093
Interest and dividend income	18,329	17,055	(14,392)	20,993
Equity in earnings (loss) of unconsolidated equity affiliates	-	(72,015)	-	(72,015)
Miscellaneous - net	19,184	22,585	(515)	41,254
Total	50,607	(32,374)	(14,907)	3,325

INTEREST AND OTHER CHARGES
Interest on long-term debt	109,419	4,070	-	113,489
Other interest - net	8,121	13,150	(14,392)	6,879
Allowance for borrowed funds used during construction	(8,394)	-	-	(8,394)
Total	109,146	17,220	(14,392)	111,974

INCOME BEFORE INCOME TAXES	423,467	39,357	-	462,823

Income taxes	160,197	14,579	-	174,776

CONSOLIDATED NET INCOME	263,270	24,778	-	288,047

Preferred dividend requirements and other	5,803	-	-	5,803

EARNINGS APPLICABLE TO COMMON STOCK	$ 257,467	$ 24,778	$ -	$ 282,244

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.13	$0.11		$1.24
DILUTED	$1.11	$0.11		$1.22

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				226,882,474
DILUTED				231,127,583

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Deconsolidation of Entergy New Orleans)
Three Months Ended September 30, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 2,283,915	$ -	$ (462)	$ 2,283,453
Natural gas	9,253	-	-	9,253
Competitive businesses	140,756	416,535	(16,615)	540,677
Total	2,433,924	416,535	(17,076)	2,833,383

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	678,236	59,440	-	737,676
Purchased power	601,891	14,043	(16,620)	599,315
Nuclear refueling outage expenses	17,418	25,961	-	43,378
Other operation and maintenance	377,746	181,101	(971)	557,876
Decommissioning	23,163	14,584	-	37,747
Taxes other than income taxes	84,866	14,725	-	99,591
Depreciation and amortization	210,792	17,730	-	228,522
Other regulatory charges (credits) - net	(17,744)	-	-	(17,744)
Total	1,976,368	327,584	(17,591)	2,286,361

OPERATING INCOME	457,556	88,951	515	547,022

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	12,358	-	-	12,358
Interest and dividend income	18,229	17,055	(14,392)	20,893
Equity in earnings (loss) of unconsolidated equity affiliates	12,948	(72,015)	-	(59,067)
Miscellaneous - net	19,388	22,585	(515)	41,458
Total	62,923	(32,374)	(14,907)	15,642

INTEREST AND OTHER CHARGES
Interest on long-term debt	105,258	4,070	-	109,328
Other interest - net	7,809	13,150	(14,392)	6,567
Allowance for borrowed funds used during construction	(7,782)	-	-	(7,782)
Total	105,285	17,220	(14,392)	108,113

INCOME BEFORE INCOME TAXES	415,194	39,357	-	454,551

Income taxes	152,166	14,579	-	166,745

CONSOLIDATED NET INCOME	263,028	24,778	-	287,806

Preferred dividend requirements and other	5,562	-	-	5,562

EARNINGS APPLICABLE TO COMMON STOCK	$ 257,466	$ 24,778	$ -	$ 282,244

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$1.13	$0.11		$1.24
DILUTED	$1.11	$0.11		$1.22

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				226,882,474
DILUTED				231,127,583

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Deconsolidation of Entergy New Orleans)
Three Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 206,740	$ -	$ 72	$ 206,812
Natural gas	3,090	-	-	3,090
Competitive businesses	102,101	(10,540)	(5,116)	86,446
Total	311,931	(10,540)	(5,044)	296,348

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(132,438)	2,069	-	(130,369)
Purchased power	387,659	(4,167)	(5,146)	378,346
Nuclear refueling outage expenses	1,909	(3,856)	-	(1,946)
Other operation and maintenance	(47,271)	(10,865)	503	(57,633)
Decommissioning	(2,928)	237	-	(2,692)
Taxes other than income taxes	1,355	210	-	1,564
Depreciation and amortization	(7,448)	(3,191)	-	(10,639)
Other regulatory charges (credits )- net	22,900	-	-	22,900
Total	223,738	(19,563)	(4,643)	199,532

OPERATING INCOME	88,193	9,023	(401)	96,816

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(6,464)	-	-	(6,464)
Interest and dividend income	19,451	9,402	955	29,807
Equity in earnings (loss) of unconsolidated equity affiliates	(5,179)	72,665	-	67,486
Miscellaneous - net	(21,246)	(31,314)	401	(52,160)
Total	(13,438)	50,752	1,356	38,670

INTEREST AND OTHER CHARGES
Interest on long-term debt	2,201	(428)	-	1,773
Other interest - net	14,924	(3,541)	969	12,351
Allowance for borrowed funds used during construction	1,266	-	-	1,266
Total	18,391	(3,969)	969	15,390

INCOME BEFORE INCOME TAXES	56,364	63,744	(14)	120,095

Income taxes	28,049	23,463	-	51,512

CONSOLIDATED NET INCOME	28,315	40,281	(14)	68,583

Preferred dividend requirements and other	19	869	(14)	874

EARNINGS APPLICABLE TO COMMON STOCK	$ 28,296	$ 39,412	$ -	$ 67,709

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.24	$0.20		$0.44
DILUTED	$0.24	$0.19		$0.43

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Nine Months Ended September 30, 2005
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 6,238,134	$ -	$ (1,185)	$ 6,236,949
Natural gas	51,729	-	-	51,729
Competitive businesses	530,437	1,187,420	(56,928)	1,660,929
Total	6,820,300	1,187,420	(58,113)	7,949,607

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,354,748	170,904	-	1,525,652
Purchased power	2,286,750	30,635	(57,282)	2,260,102
Nuclear refueling outage expenses	54,099	66,294	-	120,393
Other operation and maintenance	1,097,171	489,971	(1,173)	1,585,969
Decommissioning	64,477	44,102	-	108,580
Taxes other than income taxes	248,218	42,019	-	290,237
Depreciation and amortization	588,051	50,766	-	638,817
Other regulatory charges (credits) - net	(44,814)	-	-	(44,814)
Total	5,648,700	894,691	(58,455)	6,484,936

OPERATING INCOME	1,171,600	292,729	342	1,464,671

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	29,414	-	-	29,414
Interest and dividend income	91,846	70,927	(46,768)	116,005
Equity in earnings (loss) of unconsolidated equity affiliates	24,153	(2,141)	-	22,012
Miscellaneous - net	(14,012)	18,499	(342)	4,144
Total	131,400	87,285	(47,110)	171,575

INTEREST AND OTHER CHARGES
Interest on long-term debt	313,187	10,962	-	324,149
Other interest - net	51,928	39,256	(46,727)	44,457
Allowance for borrowed funds used during construction	(19,790)	-	-	(19,790)
Total	345,325	50,218	(46,727)	348,816

INCOME BEFORE INCOME TAXES	957,675	329,796	(41)	1,287,430

Income taxes	336,716	123,399	-	460,115

CONSOLIDATED NET INCOME	620,959	206,397	(41)	827,315

Preferred dividend requirements and other	16,652	2,606	(41)	19,217

EARNINGS APPLICABLE TO COMMON STOCK	$ 604,307	$ 203,791	$ -	$ 808,098

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.86	$0.97		$3.83
DILUTED	$2.81	$0.94		$3.75

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				211,033,629
DILUTED				215,540,185

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Nine Months Ended September 30, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 6,043,937	$ -	$ (1,285)	$ 6,042,652
Natural gas	155,591	-	-	155,591
Competitive businesses	351,140	1,199,412	(48,567)	1,501,985
Total	6,550,668	1,199,412	(49,852)	7,700,228

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,677,893	166,488	-	1,844,381
Purchased power	1,617,171	36,181	(49,396)	1,603,957
Nuclear refueling outage expenses	48,723	75,361	-	124,084
Other operation and maintenance	1,145,578	506,633	(971)	1,651,239
Decommissioning	70,064	43,128	-	113,192
Taxes other than income taxes	271,525	41,628	-	313,153
Depreciation and amortization	607,635	54,978	-	662,614
Other regulatory credits - net	(57,009)	-	-	(57,009)
Total	5,381,580	924,397	(50,367)	6,255,610

OPERATING INCOME	1,169,088	275,015	515	1,444,618

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	28,572	-	-	28,572
Interest and dividend income	57,398	57,998	(40,329)	75,067
Equity in earnings (loss) of unconsolidated equity affiliates	-	(31,908)	-	(31,908)
Miscellaneous - net	25,503	35,005	(515)	59,993
Total	111,473	61,094	(40,844)	131,724

INTEREST AND OTHER CHARGES
Interest on long-term debt	337,096	12,064	-	349,160
Other interest - net	28,096	38,891	(40,329)	26,657
Allowance for borrowed funds used during construction	(18,519)	-	-	(18,519)
Total	346,673	50,955	(40,329)	357,298

INCOME BEFORE INCOME TAXES	933,888	285,154	-	1,219,043

Income taxes	337,721	109,246	-	446,968

CONSOLIDATED NET INCOME	596,167	175,908	-	772,075

Preferred dividend requirements and other	17,488	-	-	17,488

EARNINGS APPLICABLE TO COMMON STOCK	$ 578,679	$ 175,908	$ -	$ 754,587

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.53	$0.77		$3.30
DILUTED	$2.48	$0.76		$3.24

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				228,614,245
DILUTED				232,863,075

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Deconsolidation of Entergy New Orleans)
Nine Months Ended September 30, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 5,813,468	$ -	$ (1,285)	$ 5,812,183
Natural gas	46,909	-	-	46,909
Competitive businesses	351,140	1,199,412	(48,567)	1,501,985
Total	6,211,517	1,199,412	(49,852)	7,361,077

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,500,094	166,488	-	1,666,582
Purchased power	1,637,555	36,181	(49,396)	1,624,341
Nuclear refueling outage expenses	48,723	75,361	-	124,084
Other operation and maintenance	1,075,431	506,633	(971)	1,581,092
Decommissioning	70,064	43,128	-	113,192
Taxes other than income taxes	238,484	41,628	-	280,112
Depreciation and amortization	586,032	54,978	-	641,011
Other regulatory charges (credits) - net	(51,137)	-	-	(51,137)
Total	5,105,246	924,397	(50,367)	5,979,277

OPERATING INCOME	1,106,271	275,015	515	1,381,800

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	27,422	-	-	27,422
Interest and dividend income	57,108	57,998	(40,329)	74,777
Equity in earnings (loss) of unconsolidated equity affiliates	31,898	(31,908)	-	(10)
Miscellaneous - net	24,895	35,005	(515)	59,385
Total	141,323	61,094	(40,844)	161,574

INTEREST AND OTHER CHARGES
Interest on long-term debt	325,225	12,064	-	337,289
Other interest - net	26,966	38,891	(40,329)	25,527
Allowance for borrowed funds used during construction	(17,495)	-	-	(17,495)
Total	334,696	50,955	(40,329)	345,321

INCOME BEFORE INCOME TAXES	912,898	285,154	-	1,198,053

Income taxes	317,455	109,246	-	426,702

CONSOLIDATED NET INCOME	595,443	175,908	-	771,351

Preferred dividend requirements and other	16,764	-	-	16,764

EARNINGS APPLICABLE TO COMMON STOCK	$ 578,679	$ 175,908	$ -	$ 754,587

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.53	$0.77		$3.30
DILUTED	$2.48	$0.76		$3.24

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				228,614,245
DILUTED				232,863,075

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Deconsolidation of Entergy New Orleans)
Nine Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 424,666	$ -	$ 100	$ 424,766
Natural gas	4,820	-	-	4,820
Competitive businesses	179,297	(11,992)	(8,361)	158,944
Total	608,783	(11,992)	(8,261)	588,530

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(145,346)	4,416	-	(140,930)
Purchased power	649,195	(5,546)	(7,886)	635,762
Nuclear refueling outage expenses	5,376	(9,067)	-	(3,691)
Other operation and maintenance	21,740	(16,662)	(202)	4,877
Decommissioning	(5,587)	974	-	(4,613)
Taxes other than income taxes	9,734	391	-	10,125
Depreciation and amortization	2,019	(4,212)	-	(2,194)
Other regulatory charges (credits) - net	6,323	-	-	6,323
Total	543,454	(29,706)	(8,088)	505,660

OPERATING INCOME	65,329	17,714	(173)	82,871

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	1,992	-	-	1,992
Interest and dividend income	34,738	12,930	(6,439)	41,229
Equity in earnings (loss) of unconsolidated equity affiliates	(7,745)	29,767	-	22,022
Miscellaneous - net	(38,907)	(16,506)	173	(55,240)
Total	(9,923)	26,191	(6,266)	10,002

INTEREST AND OTHER CHARGES
Interest on long-term debt	(12,038)	(1,102)	-	(13,140)
Other interest - net	24,962	365	(6,398)	18,930
Allowance for borrowed funds used during construction	(2,295)	-	-	(2,295)
Total	10,629	(737)	(6,398)	3,495

INCOME BEFORE INCOME TAXES	44,777	44,642	(41)	89,378

Income taxes	19,261	14,153	-	33,414

CONSOLIDATED NET INCOME	25,516	30,489	(41)	55,965

Preferred dividend requirements and other	(112)	2,606	(41)	2,453

EARNINGS APPLICABLE TO COMMON STOCK	$ 25,628	$ 27,883	$ -	$ 53,512

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.33	$0.20		$0.53
DILUTED	$0.33	$0.18		$0.51

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2005
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 8,071,618	$ -	$ (1,635)	$ 8,069,983
Natural gas	65,910	-	-	65,910
Competitive businesses	666,092	1,546,317	(70,819)	2,141,590
Total	8,803,620	1,546,317	(72,454)	10,277,483

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,881,964	220,014	-	2,101,978
Purchased power	2,796,415	42,586	(71,258)	2,767,743
Nuclear refueling outage expenses	72,200	90,181	-	162,381
Provision for turbine commitments, asset impairments
and restructuring charges	-	55,000	-	55,000
Other operation and maintenance	1,533,787	619,297	(1,669)	2,151,415
Decommissioning	86,352	58,564	-	144,916
Taxes other than income taxes	320,783	55,651	-	376,434
Depreciation and amortization	802,825	60,917	-	863,742
Other regulatory charges (credits) - net	(79,618)	-	-	(79,618)
Total	7,414,708	1,202,210	(72,927)	8,543,991

OPERATING INCOME	1,388,912	344,107	473	1,733,492

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	40,196	-	-	40,196
Interest and dividend income	117,903	94,373	(61,634)	150,642
Equity in earnings (loss) of unconsolidated equity affiliates	19,362	(48,957)	-	(29,595)
Miscellaneous - net	(15,475)	(40,812)	(473)	(56,760)
Total	161,986	4,604	(62,107)	104,483

INTEREST AND OTHER CHARGES
Interest on long-term debt	420,115	14,772	-	434,887
Other interest - net	67,214	53,707	(61,538)	59,383
Allowance for borrowed funds used during construction	(26,792)	-	-	(26,792)
Total	460,537	68,479	(61,538)	467,478

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGES	1,090,361	280,232	(96)	1,370,497

Income taxes	381,519	931	-	382,450

INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGES	708,842	279,301	(96)	988,047

CUMULATIVE EFFECT OF ACCOUNTING
CHANGES (net of income taxes)	-	-	-	-

CONSOLIDATED NET INCOME	708,842	279,301	(96)	988,047

Preferred dividend requirements and other	22,205	2,903	(96)	25,012

EARNINGS APPLICABLE TO COMMON STOCK	$ 686,637	$ 276,398	$ -	$ 963,035

EARNINGS PER AVERAGE COMMON SHARE BEFORE
CUMULATIVE EFFECT OF ACCOUNTING CHANGES:
BASIC	$3.22	$1.29		$4.51
DILUTED	$3.15	$1.27		$4.42

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$3.22	$1.29		$4.51
DILUTED	$3.15	$1.27		$4.42

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				213,709,625
DILUTED				218,113,031

*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Income Statement
Twelve Months Ended September 30, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 7,677,834	$ -	$ (1,306)	$ 7,676,528
Natural gas	201,964	-	-	201,964
Competitive businesses	416,706	1,571,056	(62,867)	1,924,895
Total	8,296,504	1,571,056	(64,173)	9,803,387

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	2,133,113	218,385	-	2,351,498
Purchased power	1,993,444	43,669	(63,903)	1,973,209
Nuclear refueling outage expenses	64,148	100,634	-	164,783
Provision for turbine commitments, asset impairments
and restructuring charges	-	-	-	-
Other operation and maintenance	1,712,042	764,364	(1,014)	2,475,391
Decommissioning	93,195	58,310	-	151,505
Taxes other than income taxes	356,148	59,063	-	415,211
Depreciation and amortization	815,690	60,269	-	875,960
Other regulatory charges (credits) - net	(89,351)	-	-	(89,351)
Total	7,078,429	1,304,694	(64,917)	8,318,206

OPERATING INCOME	1,218,075	266,362	744	1,485,181

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	44,319	-	-	44,319
Interest and dividend income	71,866	55,850	(49,054)	78,662
Equity in earnings of unconsolidated equity affiliates	-	(18,709)	-	(18,709)
Miscellaneous - net	21,509	46,629	(744)	67,395
Total	137,694	83,770	(49,798)	171,667

INTEREST AND OTHER CHARGES
Interest on long-term debt	452,161	15,413	-	467,574
Other interest - net	40,548	46,080	(49,054)	37,575
Allowance for borrowed funds used during construction	(30,574)	-	-	(30,574)
Total	462,135	61,493	(49,054)	474,575

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGES	893,634	288,639	-	1,182,273

Income taxes	332,199	105,776	-	437,975

INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGES	561,435	182,863	-	744,298

CUMULATIVE EFFECT OF ACCOUNTING
CHANGES (net of income taxes of ($3,829))	-	(5,848)	-	(5,848)

CONSOLIDATED NET INCOME	561,435	177,015	-	738,450

Preferred dividend requirements and other	23,343	-	-	23,343

EARNINGS APPLICABLE TO COMMON STOCK	$ 538,092	$ 177,015	$ -	$ 715,107

EARNINGS PER AVERAGE COMMON SHARE BEFORE
CUMULATIVE EFFECT OF ACCOUNTING CHANGES:
BASIC	$2.35	$0.80		$3.15
DILUTED	$2.31	$0.78		$3.09

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.35	$0.78		$3.13
DILUTED	$2.31	$0.76		$3.07

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				228,650,706
DILUTED				232,947,870

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Deconsolidation of Entergy New Orleans)
Twelve Months Ended September 30, 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 7,423,571	$ -	$ (1,306)	$ 7,422,265
Natural gas	59,887	-	-	59,887
Competitive businesses	416,706	1,571,056	(62,867)	1,924,895
Total	7,900,164	1,571,056	(64,173)	9,407,047

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,898,604	218,385	-	2,116,989
Purchased power	2,048,152	43,669	(63,903)	2,027,917
Nuclear refueling outage expenses	64,148	100,634	-	164,783
Provision for turbine commitments, asset impairments
and restructuring charges	-	-	-	-
Other operation and maintenance	1,609,787	764,364	(1,014)	2,373,136
Decommissioning	93,195	58,310	-	151,505
Taxes other than income taxes	313,405	59,063	-	372,468
Depreciation and amortization	786,068	60,269	-	846,338
Other regulatory charges (credits) - net	(84,187)	-	-	(84,187)
Total	6,729,172	1,304,694	(64,917)	7,968,949

OPERATING INCOME	1,170,992	266,362	744	1,438,098

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	42,790	-	-	42,790
Interest and dividend income	71,305	55,850	(49,054)	78,101
Equity in earnings (loss) of unconsolidated equity affiliates	20,145	(18,709)	-	1,436
Miscellaneous - net	21,283	46,629	(744)	67,169
Total	155,523	83,770	(49,798)	189,496

INTEREST AND OTHER CHARGES
Interest on long-term debt	436,425	15,413	-	451,838
Other interest - net	39,021	46,080	(49,054)	36,048
Allowance for borrowed funds used during construction	(29,150)	-	-	(29,150)
Total	446,296	61,493	(49,054)	458,736

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGES	880,219	288,639	-	1,168,858

Income taxes	319,749	105,776	-	425,525

INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGES	560,470	182,863	-	743,333

CUMULATIVE EFFECT OF ACCOUNTING
CHANGES (net of income taxes of ($3,829))	-	(5,848)	-	(5,848)

CONSOLIDATED NET INCOME	560,470	177,015	-	737,485

Preferred dividend requirements and other	22,378	-	-	22,378

EARNINGS APPLICABLE TO COMMON STOCK	$ 538,092	$ 177,015	$ -	$ 715,107

EARNINGS PER AVERAGE COMMON SHARE BEFORE
CUMULATIVE EFFECT OF ACCOUNTING CHANGES:
BASIC	$2.35	$0.80		$3.15
DILUTED	$2.31	$0.78		$3.09

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$2.35	$0.78		$3.13
DILUTED	$2.31	$0.76		$3.07

AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
BASIC				228,650,706
DILUTED				232,947,870

*Totals may not foot due to rounding.

Entergy Corporation

Pro Forma Consolidating Income Statement
(Reflects Deconsolidation of Entergy New Orleans)
Twelve Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	U.S. Utilities/ Parent & Other	Competitive Businesses	Eliminations	Consolidated

OPERATING REVENUES
Domestic electric	$ 648,047	$ -	$ (329)	$ 647,718
Natural gas	6,023	-	-	6,023
Competitive businesses	249,386	(24,739)	(7,952)	216,695
Total	903,456	(24,739)	(8,281)	870,436

OPERATING EXPENSES
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	(16,640)	1,629	-	(15,011)
Purchased power	748,263	(1,083)	(7,355)	739,826
Nuclear refueling outage expenses	8,052	(10,453)	-	(2,402)
Provision for turbine commitments, asset impairments
and restructuring charges	-	55,000	-	55,000
Other operation and maintenance	(76,000)	(145,067)	(655)	(221,721)
Decommissioning	(6,843)	254	-	(6,589)
Taxes other than income taxes	7,378	(3,412)	-	3,966
Depreciation and amortization	16,757	648	-	17,404
Other regulatory charges (credits) - net	4,569	-	-	4,569
Total	685,536	(102,484)	(8,010)	575,042

OPERATING INCOME	217,920	77,745	(271)	295,394

OTHER INCOME (DEDUCTIONS)
Allowance for equity funds used during construction	(2,594)	-	-	(2,594)
Interest and dividend income	46,598	38,523	(12,580)	72,541
Equity in earnings (loss) of unconsolidated equity affiliates	(783)	(30,248)	-	(31,031)
Miscellaneous - net	(36,758)	(87,441)	271	(123,929)
Total	6,463	(79,166)	(12,309)	(85,013)

INTEREST AND OTHER CHARGES
Interest on long-term debt	(16,310)	(641)	-	(16,951)
Other interest - net	28,193	7,627	(12,484)	23,336
Allowance for borrowed funds used during construction	2,358	-	-	2,358
Total	14,241	6,986	(12,484)	8,743

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGES	210,142	(8,407)	(96)	201,640

Income taxes	61,770	(104,845)	-	(43,075)

INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGES	148,372	96,438	(96)	244,715

CUMULATIVE EFFECT OF ACCOUNTING
CHANGES (net of income taxes of $3,829)	-	5,848	-	5,848

CONSOLIDATED NET INCOME	148,372	102,286	(96)	250,563

Preferred dividend requirements and other	(173)	2,903	(96)	2,634

EARNINGS APPLICABLE TO COMMON STOCK	$ 148,545	$ 99,383	$ -	$ 247,929

EARNINGS PER AVERAGE COMMON SHARE BEFORE
CUMULATIVE EFFECT OF ACCOUNTING CHANGES:
BASIC	$0.87	$0.49		$1.36
DILUTED	$0.84	$0.49		$1.33

EARNINGS PER AVERAGE COMMON SHARE:
BASIC	$0.87	$0.51		$1.38
DILUTED	$0.84	$0.51		$1.35

*Totals may not foot due to rounding.

Entergy Corporation

Consolidated Cash Flow Statement
Three Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	2005	2004	Variance

OPERATING ACTIVITIES
Consolidated net income	$356,388	$288,047	$68,341
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(11,290)	3,152	(14,442)
Other regulatory credits - net	5,157	(25,032)	30,189
Depreciation, amortization, and decommissioning	252,939	274,071	(21,132)
Deferred income taxes and investment tax credits	111,718	8,062	103,656
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	(4,719)	72,015	(76,734)
Changes in working capital:
Receivables	(551,693)	(158,560)	(393,133)
Fuel inventory	(19,472)	1,884	(21,356)
Accounts payable	523,333	(47,905)	571,238
Taxes accrued	118,308	203,348	(85,040)
Interest accrued	32,946	32,835	111
Deferred fuel	(191,179)	178,513	(369,692)
Other working capital accounts	(15,103)	(30,735)	15,632
Provision for estimated losses and reserves	(5,781)	(12,682)	6,901
Changes in other regulatory assets	(337,625)	4,137	(341,762)
Other	69,869	(6,555)	76,424
Net cash flow provided by operating activities	333,796	784,595	(450,799)

INVESTING ACTIVITIES
Construction/capital expenditures	(261,161)	(349,194)	88,033
Allowance for equity funds used during construction	5,893	13,093	(7,200)
Nuclear fuel purchases	(76,142)	(51,853)	(24,289)
Proceeds from sale/leaseback of nuclear fuel	48,460	13,085	35,375
Investment in nonutility properties	-	(11,690)	11,690
Decrease (increase) in other investments	(43,495)	(269)	(43,226)
Purchase of other temporary investments	-	(227,800)	227,800
Liquidation of other temporary investments	-	208,600	(208,600)
Decommissioning trust contributions and realized change in trust assets	(26,614)	(21,408)	(5,206)
Other regulatory investments	(176,432)	(31,835)	(144,597)
Net cash flow used in investing activities	(529,491)	(459,271)	(70,220)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,176,552	327,379	849,173
Preferred stock	(2)	-	(2)
Common stock and treasury stock	24,684	32,505	(7,821)
Retirement of long-term debt	(664,995)	(449,487)	(215,508)
Repurchase of common stock	(238,368)	(145,032)	(93,336)
Redemption of preferred stock	(31,469)	(1,200)	(30,269)
Changes in credit line borrowings - net	40,000	(75)	40,075
Dividends paid:
Common stock	(112,084)	(102,160)	(9,924)
Preferred stock	(6,308)	(5,575)	(733)
Net cash flow provided by (used in) financing activities	188,010	(343,645)	531,655

Effect of exchange rates on cash and cash equivalents	(916)	1,264	(2,180)

Net increase (decrease) in cash and cash equivalents	(8,601)	(17,057)	8,456

Cash and cash equivalents at beginning of period	606,632	558,398	48,234

Cash and cash equivalents at end of period	$598,031	$541,341	$56,690

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$89,636	$86,464	$3,172
Income taxes	$35,301	$7,073	$28,228

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Deconsolidation of Entergy New Orleans)
Three Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	2005	2004	Variance

OPERATING ACTIVITIES
Consolidated net income	$356,388	$287,806	$68,582
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(11,290)	3,120	(14,410)
Other regulatory credits - net	5,157	(17,744)	22,901
Depreciation, amortization, and decommissioning	252,939	266,268	(13,329)
Deferred income taxes and investment tax credits	111,718	3,311	108,407
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	(4,719)	63,468	(68,187)
Changes in working capital:
Receivables	(551,693)	(150,903)	(400,790)
Fuel inventory	(19,472)	7,833	(27,305)
Accounts payable	523,333	(54,281)	577,614
Taxes accrued	118,308	199,319	(81,011)
Interest accrued	32,946	36,198	(3,252)
Deferred fuel	(191,179)	159,494	(350,673)
Other working capital accounts	(15,103)	(17,938)	2,835
Provision for estimated losses and reserves	(5,781)	(12,131)	6,350
Changes in other regulatory assets	(337,625)	10,825	(348,450)
Other	69,869	(16,329)	86,198
Net cash flow provided by operating activities	333,796	768,316	(434,520)

INVESTING ACTIVITIES
Construction/capital expenditures	(261,161)	(336,077)	74,916
Allowance for equity funds used during construction	5,893	12,358	(6,465)
Nuclear fuel purchases	(76,142)	(51,853)	(24,289)
Proceeds from sale/leaseback of nuclear fuel	48,460	13,085	35,375
Investment in nonutility properties	-	(11,690)	11,690
Decrease (increase) in other investments	(43,495)	(269)	(43,226)
Purchase of other temporary investments	-	(227,800)	227,800
Liquidation of other temporary investments	-	208,600	(208,600)
Decommissioning trust contributions and realized change in trust assets	(26,614)	(21,408)	(5,206)
Other regulatory investments	(176,432)	(31,835)	(144,597)
Net cash flow used in investing activities	(529,491)	(446,889)	(82,602)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	1,176,552	254,654	921,898
Preferred stock	(2)	-	(2)
Common stock and treasury stock	24,684	32,505	(7,821)
Retirement of long-term debt	(664,995)	(372,000)	(292,995)
Repurchase of common stock	(238,368)	(145,032)	(93,336)
Redemption of preferred stock	(31,469)	(1,200)	(30,269)
Changes in credit line borrowings - net	40,000	(75)	40,075
Dividends paid:
Common stock	(112,084)	(102,160)	(9,924)
Preferred stock	(6,308)	(5,575)	(733)
Net cash flow provided by (used in) financing activities	188,010	(338,883)	526,893

Effect of exchange rates on cash and cash equivalents	(916)	1,264	(2,180)

Net increase (decrease) in cash and cash equivalents	(8,601)	(16,192)	7,591

Cash and cash equivalents at beginning of period	606,632	557,497	49,135

Cash and cash equivalents at end of period	$598,031	$541,305	$56,726

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$89,636	$78,669	$10,967
Income taxes	$35,301	$7,073	$28,228

Entergy Corporation

Consolidated Cash Flow Statement
Year to Date September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	2005	2004	Variance

OPERATING ACTIVITIES
Consolidated net income	$827,315	$772,075	$55,240
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(85,212)	5,559	(90,771)
Other regulatory credits - net	(44,814)	(57,009)	12,195
Depreciation, amortization, and decommissioning	747,397	775,806	(28,409)
Deferred income taxes and investment tax credits	204,297	146,636	57,661
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	(16,712)	58,191	(74,903)
Changes in working capital:
Receivables	(675,927)	(342,935)	(332,992)
Fuel inventory	(10,407)	(20,709)	10,302
Accounts payable	508,648	(14,785)	523,433
Taxes accrued	186,803	314,741	(127,938)
Interest accrued	15,231	14,024	1,207
Deferred fuel	(267,441)	180,425	(447,866)
Other working capital accounts	(64,075)	(7,383)	(56,692)
Provision for estimated losses and reserves	5,755	(14,921)	20,676
Changes in other regulatory assets	(316,327)	8,354	(324,681)
Other	92,417	(104,404)	196,821
Net cash flow provided by operating activities	1,106,948	1,713,665	(606,717)

INVESTING ACTIVITIES
Construction/capital expenditures	(877,165)	(944,812)	67,647
Allowance for equity funds used during construction	29,414	28,572	842
Nuclear fuel purchases	(260,587)	(152,082)	(108,505)
Proceeds from sale/leaseback of nuclear fuel	174,140	74,779	99,361
Proceeds from sale of assets and businesses	-	21,978	(21,978)
Payment for purchase of plant	(162,075)	-	(162,075)
Investment in nonutility properties	-	(20,132)	20,132
Decrease (increase) in other investments	19,698	(11,340)	31,038
Purchase of other temporary investments	(1,591,025)	(603,900)	(987,125)
Liquidation of other temporary investments	1,778,975	792,200	986,775
Decommissioning trust contributions and realized change in trust assets	(75,141)	(65,996)	(9,145)
Other regulatory investments	(240,232)	(62,531)	(177,701)
Net cash flow used in investing activities	(1,203,998)	(943,264)	(260,734)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,538,976	1,440,560	1,098,416
Preferred stock	29,998	-	29,998
Common stock and treasury stock	114,552	140,345	(25,793)
Retirement of long-term debt	(1,366,909)	(1,684,470)	317,561
Repurchase of common stock	(878,188)	(416,269)	(461,919)
Redemption of preferred stock	(33,719)	(3,450)	(30,269)
Changes in credit line borrowings - net	39,850	109,925	(70,075)
Dividends paid:
Common stock	(341,437)	(304,509)	(36,928)
Preferred stock	(19,087)	(17,488)	(1,599)
Net cash flow provided by (used in) financing activities	84,036	(735,356)	819,392

Effect of exchange rates on cash and cash equivalents	(787)	(1,137)	350

Net increase (decrease) in cash and cash equivalents	(13,801)	33,908	(47,709)

Cash and cash equivalents at beginning of period	611,832	507,433	104,399

Cash and cash equivalents at end of period	$598,031	$541,341	$56,690

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$332,056	$346,138	($14,082)
Income taxes	$118,989	$32,802	$86,187

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Deconsolidation of Entergy New Orleans)
Year to Date September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	2005	2004	Variance

OPERATING ACTIVITIES
Consolidated net income	$827,315	$771,351	$55,964
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(85,212)	12,729	(97,941)
Other regulatory credits - net	(44,814)	(51,137)	6,323
Depreciation, amortization, and decommissioning	747,397	754,203	(6,806)
Deferred income taxes and investment tax credits	204,297	122,375	81,922
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	(16,712)	31,493	(48,205)
Changes in working capital:
Receivables	(675,927)	(310,864)	(365,063)
Fuel inventory	(10,407)	(20,339)	9,932
Accounts payable	508,648	(25,840)	534,488
Taxes accrued	186,803	312,349	(125,546)
Interest accrued	15,231	17,800	(2,569)
Deferred fuel	(267,441)	171,207	(438,648)
Other working capital accounts	(64,075)	(366)	(63,709)
Provision for estimated losses and reserves	5,755	(14,101)	19,856
Changes in other regulatory assets	(316,327)	14,344	(330,671)
Other	92,417	(107,032)	199,449
Net cash flow provided by operating activities	1,106,948	1,678,172	(571,224)

INVESTING ACTIVITIES
Construction/capital expenditures	(877,165)	(908,416)	31,251
Allowance for equity funds used during construction	29,414	27,422	1,992
Nuclear fuel purchases	(260,587)	(152,082)	(108,505)
Proceeds from sale/leaseback of nuclear fuel	174,140	74,779	99,361
Proceeds from sale of assets and businesses	-	21,978	(21,978)
Payment for purchase of plant	(162,075)	-	(162,075)
Investment in nonutility properties	-	(20,132)	20,132
Decrease (increase) in other investments	19,698	(11,340)	31,038
Purchase of other temporary investments	(1,591,025)	(603,900)	(987,125)
Liquidation of other temporary investments	1,778,975	791,594	987,381
Decommissioning trust contributions and realized change in trust assets	(75,141)	(65,996)	(9,145)
Other regulatory investments	(240,232)	(62,531)	(177,701)
Net cash flow used in investing activities	(1,203,998)	(908,624)	(295,374)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,538,976	1,367,835	1,171,141
Preferred stock	29,998	-	29,998
Common stock and treasury stock	114,552	140,345	(25,793)
Retirement of long-term debt	(1,366,909)	(1,606,983)	240,074
Repurchase of common stock	(878,188)	(416,269)	(461,919)
Redemption of preferred stock	(33,719)	(3,450)	(30,269)
Changes in credit line borrowings - net	39,850	109,925	(70,075)
Dividends paid:
Common stock	(341,437)	(304,509)	(36,928)
Preferred stock	(19,087)	(16,764)	(2,323)
Net cash flow provided by (used in) financing activities	84,036	(729,870)	813,906

Effect of exchange rates on cash and cash equivalents	(787)	(1,137)	350

Net increase (decrease) in cash and cash equivalents	(13,801)	38,541	(52,342)

Cash and cash equivalents at beginning of period	611,832	502,764	109,068

Cash and cash equivalents at end of period	$598,031	$541,305	$56,726

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$332,056	$329,561	$2,495
Income taxes	$118,989	$37,812	$81,177

Entergy Corporation

Consolidated Cash Flow Statement
Twelve Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	2005	2004	Variance

OPERATING ACTIVITIES
Consolidated net income	$988,048	$738,450	$249,598
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(57,045)	28,455	(85,500)
Other regulatory credits - net	(79,618)	(89,351)	9,733
Depreciation, amortization, and decommissioning	1,008,659	1,027,462	(18,803)
Deferred income taxes and investment tax credits	317,598	336,671	(19,073)
Cumulative effect of accounting changes	-	5,848	(5,848)
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	538,029	61,408	476,621
Provision for turbine commitments, asset impairments and restructuring charges	55,000	-	55,000
Changes in working capital:
Receivables	(567,725)	(156,108)	(411,617)
Fuel inventory	(8,236)	(6,622)	(1,614)
Accounts payable	615,889	207,178	408,711
Taxes accrued	(37,435)	35,143	(72,578)
Interest accrued	4,155	(6,426)	10,581
Deferred fuel	(219,742)	205,055	(424,797)
Other working capital accounts	(24,824)	30,211	(55,035)
Provision for estimated losses and reserves	3,678	51,254	(47,576)
Changes in other regulatory assets	(276,665)	7,565	(284,230)
Other	39,954	67,212	(27,258)
Net cash flow provided by operating activities	2,299,720	2,543,405	(243,685)

INVESTING ACTIVITIES
Construction/capital expenditures	(1,328,095)	(1,462,106)	134,011
Allowance for equity funds used during construction	40,196	44,320	(4,124)
Nuclear fuel purchases	(346,675)	(186,147)	(160,528)
Proceeds from sale/leaseback of nuclear fuel	209,349	105,740	103,609
Proceeds from sale of assets and businesses	53,452	21,978	31,474
Payment for purchase of plant	(162,075)	-	(162,075)
Investment in nonutility properties	13,712	(43,837)	57,549
Decrease (increase) in other investments	414,536	331,892	82,644
Purchase of other temporary investments	(2,616,625)	(1,060,707)	(1,555,918)
Liquidation of other temporary investments	2,663,125	1,029,809	1,633,316
Decommissioning trust contributions and realized change in trust assets	(98,952)	(91,760)	(7,192)
Other regulatory investments	(231,267)	(44,814)	(186,453)
Other	-	(2,853)	2,853
Net cash flow used in investing activities	(1,389,319)	(1,358,485)	(30,834)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	4,751,979	2,194,356	2,557,623
Preferred stock	29,998	-	29,998
Common stock and treasury stock	144,444	159,400	(14,956)
Retirement of long-term debt	(3,704,987)	(2,670,957)	(1,034,030)
Repurchase of common stock	(1,479,915)	(424,404)	(1,055,511)
Redemption of preferred stock	(33,719)	(3,450)	(30,269)
Changes in credit line borrowings - net	(70,229)	(45,075)	(25,154)
Dividends paid:
Common stock	(464,829)	(407,469)	(57,360)
Preferred stock	(24,883)	(23,343)	(1,540)
Net cash flow used in financing activities	(852,141)	(1,220,942)	368,801

Effect of exchange rates on cash and cash equivalents	(1,534)	(181)	(1,353)

Net increase (decrease) in cash and cash equivalents	56,726	(36,203)	92,929

Cash and cash equivalents at beginning of period	541,305	577,544	(36,239)

Cash and cash equivalents at end of period	$598,031	$541,341	$56,690

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$464,091	$488,637	($24,546)
Income taxes	$115,154	$41,121	$74,033

Entergy Corporation

Pro Forma Consolidated Cash Flow Statement
(Reflects Deconsolidation of Entergy New Orleans)
Twelve Months Ended September 30, 2005 vs. 2004
(Dollars in thousands)
(Unaudited)

	2005	2004	Variance

OPERATING ACTIVITIES
Consolidated net income	$988,048	$737,486	$250,562
Adjustments to reconcile consolidated net income to net cash flow provided by operating activities:
Reserve for regulatory adjustments	(57,045)	39,729	(96,774)
Other regulatory credits - net	(79,618)	(84,187)	4,569
Depreciation, amortization, and decommissioning	1,008,659	997,840	10,819
Deferred income taxes and investment tax credits	317,598	306,381	11,217
Cumulative effect of accounting changes	-	5,848	(5,848)
Equity in earnings (loss) of unconsolidated equity affiliates - net of dividends	538,029	46,463	491,566
Provision for turbine commitments, asset impairments and restructuring charges	55,000	-	55,000
Changes in working capital:
Receivables	(567,725)	(142,645)	(425,080)
Fuel inventory	(8,236)	(6,199)	(2,037)
Accounts payable	615,889	198,531	417,358
Taxes accrued	(37,435)	36,458	(73,893)
Interest accrued	4,155	(6,129)	10,284
Deferred fuel	(219,742)	205,154	(424,896)
Other working capital accounts	(24,824)	35,902	(60,726)
Provision for estimated losses and reserves	3,678	51,544	(47,866)
Changes in other regulatory assets	(276,665)	11,109	(287,774)
Other	39,954	60,582	(20,628)
Net cash flow provided by operating activities	2,299,720	2,493,867	(194,147)

INVESTING ACTIVITIES
Construction/capital expenditures	(1,328,095)	(1,405,387)	77,292
Allowance for equity funds used during construction	40,196	42,791	(2,595)
Nuclear fuel purchases	(346,675)	(186,147)	(160,528)
Proceeds from sale/leaseback of nuclear fuel	209,349	105,740	103,609
Proceeds from sale of assets and businesses	53,452	21,978	31,474
Payment for purchase of plant	(162,075)	-	(162,075)
Investment in nonutility properties	13,712	(43,837)	57,549
Decrease (increase) in other investments	414,536	331,892	82,644
Purchase of other temporary investments	(2,616,625)	(1,060,707)	(1,555,918)
Liquidation of other temporary investments	2,663,125	1,029,809	1,633,316
Decommissioning trust contributions and realized change in trust assets	(98,952)	(91,760)	(7,192)
Other regulatory investments	(231,267)	(44,814)	(186,453)
Other	-	(2,853)	2,853
Net cash flow used in investing activities	(1,389,319)	(1,303,295)	(86,024)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	4,751,979	2,121,631	2,630,348
Preferred stock	29,998	-	29,998
Common stock and treasury stock	144,444	159,400	(14,956)
Retirement of long-term debt	(3,704,987)	(2,594,282)	(1,110,705)
Repurchase of common stock	(1,479,915)	(424,404)	(1,055,511)
Redemption of preferred stock	(33,719)	(3,450)	(30,269)
Changes in credit line borrowings - net	(70,229)	(45,075)	(25,154)
Dividends paid:
Common stock	(464,829)	(407,469)	(57,360)
Preferred stock	(24,883)	(22,378)	(2,505)
Net cash flow used in financing activities	(852,141)	(1,216,027)	363,886

Effect of exchange rates on cash and cash equivalents	(1,534)	(181)	(1,353)

Net increase (decrease) in cash and cash equivalents	56,726	(25,636)	82,362

Cash and cash equivalents at beginning of period	541,305	566,941	(25,636)

Cash and cash equivalents at end of period	$598,031	$541,305	$56,726

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$464,091	$471,386	($7,295)
Income taxes	$115,154	$59,661	$55,493